                        SMITH BARNEY MONEY FUNDS, INC.
                             Retirement Portfolio

                               125 Broad Street
                           New York, New York 10004

                                                              September 2, 2003

Dear Shareholders:

   You are being asked to vote on a Plan of Reorganization whereby all of the assets of Retirement Portfolio (the "Acquired Fund"), a series of Smith Barney Money Funds, Inc. ("Money Funds"), would be transferred in a tax-free reorganization to Cash Portfolio (the "Acquiring Fund"), also a series of Money Funds, in exchange for Class A shares of common stock of the Acquiring Fund. If the Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Acquired Fund, but would become a holder of Class A shares of common stock of the Acquiring Fund, which has the identical investment objective as, and substantially identical investment policies to, your Fund.

   AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD OF DIRECTORS HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL SET FORTH IN THE NOTICE OF SPECIAL MEETING IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

   Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If you prefer, you can fax the signed proxy card (both front and back sides) to 1-877-226-7171; vote by telephone by calling 1-800-690-6903 using the 14-digit control number located on your proxy card; or vote through the internet by going to www.proxyweb.com using the 14-digit control number located on your proxy card. The Fund may also solicit proxies from shareholders by letter, telephone, and/or fax.

   Voting by fax, telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. For more information, please call 1-800-451-2010.

   Whichever voting method you choose, please read the full text of the accompanying Prospectus/Proxy Statement before you vote.

                                          Respectfully,

                                          /s/ R. Jay Gerken
                                          R. Jay Gerken
                                          Chairman of the Board, President
                                            and Chief Executive Officer
                                            Smith Barney Money Funds, Inc.

   WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY FAX, TELEPHONE OR THROUGH THE INTERNET) TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                        SMITH BARNEY MONEY FUNDS, INC.
                             Retirement Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney Money Funds, Inc. ("Money Funds"), on behalf of its series, Retirement Portfolio (the "Acquired Fund"), will be held at The Citigroup Center, 153 East 53rd Street, 14th Floor, New York, NY 10048 on October 31, 2003, at 10:00 a.m., Eastern time, for the following purpose:

   PROPOSAL:   To approve a Plan of Reorganization providing for (i) the
               acquisition of all of the assets and liabilities of the Acquired
               Fund by Cash Portfolio (the "Acquiring Fund"), also a series of
               Money Funds, (ii) the amendment of the Money Funds' Charter reclassifying all shares of the Acquired Fund as shares of the Acquiring Fund and (iii) the accomplishment of the reclassification by the issuance of Class A shares of the Acquiring Fund to shareholders of the Acquired Fund.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

   Holders of record of shares of the Fund at the close of business on August 21, 2003 are entitled to vote at the Special Meeting and at any adjournments thereof.

   If the necessary quorum to transact business or the vote required to approve the Proposal or any other business as may properly come before the Special Meeting is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call 1-800-451-2010.

                                          By Order of the Board of Directors
                                          Christina T. Sydor, Secretary

September 2, 2003

   IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN THE CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE, OR YOU MAY VOTE BY FAX, TELEPHONE OR THROUGH THE INTERNET. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

                                                                                  Page
                                                                                  ----
GENERAL..........................................................................   1
PROPOSAL: APPROVAL OF PLAN OF REORGANIZATION.....................................   3
   Synopsis......................................................................   3
   Investment Objective and Policies of the Acquiring Fund and the Acquired Fund.   6
   Investment Management Fees and Expenses.......................................   7
   Distribution of Shares and Other Services.....................................   9
   Purchase, Redemption and Exchange Information.................................  10
   Dividends and Other Distributions.............................................  10
PRINCIPAL INVESTMENTS AND RISK FACTORS...........................................  11
THE PROPOSED REORGANIZATION......................................................  14
   Reasons for the Proposed Reorganization.......................................  15
   Description of the Securities to be Issued....................................  16
   Federal Income Tax Consequences...............................................  17
   Liquidation and Termination of the Acquired Fund..............................  18
   Portfolio Securities..........................................................  18
   Capitalization and Performance................................................  19
ADDITIONAL INFORMATION ABOUT THE FUNDS...........................................  20
ADDITIONAL INFORMATION...........................................................  20

ADDITIONAL MATERIALS

   The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated September 2, 2003 relating to this Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of the Fund requesting a copy of such Statement of Additional Information.

      1. Statement of Additional Information for the Acquiring Fund dated April 30, 2003.

      2. Statement of Additional Information for the Acquired Fund dated April 30, 2003.

      3. Annual Report of the Acquiring Fund for the year ended December 31,
   2002.

      4. Annual Report of the Acquired Fund for the year ended December 31,
   2002.

 QUESTIONS AND ANSWERS CONCERNING THE COMBINATION OF RETIREMENT PORTFOLIO WITH
                AND INTO CASH PORTFOLIO (TOGETHER, THE "FUNDS")

   The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about the proposed reorganization.

   We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the combined enclosed Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved?

   You will become a shareholder of Cash Portfolio on or about November 21, 2003 (the "Closing Date") and will no longer be a shareholder of Retirement Portfolio, which will be terminated pursuant to the proposed reorganization. You will receive Class A shares of common stock of Cash Portfolio with a total net asset value equal to the total net asset value of your investment in Retirement Portfolio at the time of the closing of the reorganization.

   If the reorganization is approved and you do not wish to become a shareholder of Cash Portfolio, you may redeem your shares prior to the Closing Date. Please note that any redemption will be subject to any applicable deferred sales charges and will result in a taxable event for federal income tax purposes.

   For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by such shareholder, until the Closing Date.

What are the key reasons for this Fund reorganization?

   Retirement Portfolio has been unable, since its inception, to attract a substantial asset base to assure efficient and economical operation as a money market fund, and the Fund's relatively small size (in comparison to Cash Portfolio) has hindered portfolio management flexibility and resulted in higher total annual operating expenses for its shareholders (before taking into account management fee waivers and/or voluntary expense limitations). Since the inception of Retirement Portfolio, Smith Barney Fund Management LLC ("SBFM"), the Fund's investment manager, has waived all or a portion of its fees, but there is no requirement that it continue to do so and such waivers and/or fee reimbursements may be discontinued at any time.

   The reorganization will allow shareholders of Retirement Portfolio to be invested in a substantially larger fund which has the identical investment objective and substantially identical investment policies and techniques as Retirement Portfolio, but has better historical performance and a lower total expense ratio than Retirement Portfolio. Each of Retirement Portfolio and Cash Portfolio is a series of Smith Barney Money Funds, Inc. The Funds have the same investment manager, SBFM, which employs substantially identical investment strategies in selecting each Fund's portfolio of securities. SBFM believes that a larger asset base as a result of the reorganization could provide portfolio management benefits such as opportunities for realizing greater economies of scale as well as increased distribution capabilities.

   In addition, the reorganization will eliminate one of two Smith Barney money market funds with identical investment objectives and substantially identical investment policies, thus removing potential confusion in the marketplace.

   As a shareholder of Cash Portfolio, you will be able to exchange into the same class of other Smith Barney mutual funds, provided that the other Smith Barney Fund offers the relevant class of shares and subject to other applicable requirements.

Do the Funds have similar investment objectives and policies?

   Yes. The investment objective of each Fund is identical and the investment policies, practices and limitations of each Fund (and related risk characteristics) are substantially identical. Each Fund seeks maximum current income and preservation of capital. Each Fund seeks to achieve its investment objective by investing in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Each Fund invests at least 25% of its assets in obligations of domestic and foreign banks. Each Fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities.

   For additional information regarding similarities and differences between the two Funds, please refer to the enclosed Prospectus/Proxy statement.

What are the tax consequences of this proposed reorganization?

   The proposed Fund reorganization will not be a taxable event. Shareholders will not realize capital gain or loss as a direct result of the proposed reorganization.

Will I enjoy the same privileges as a shareholder of Cash Portfolio that I currently have as a shareholder of Retirement Portfolio?

   You will continue to enjoy substantially the same shareholder privileges, such as dividend reinvestment and access to professional service representatives.

   If the reorganization is approved, shareholders of Retirement Portfolio will receive Class A shares of Cash Portfolio. The initial and subsequent investment minimums of the Class A shares of the two Funds differ. Retirement Portfolio's Class A shares, which are available only through qualified retirement plans, have a minimum initial investment of $200; each additional investment must be $1 or more. Cash Portfolio's Class A shares require a minimum initial investment of $1,000 and a minimum additional investment of $50, except for IRAs, Self Employed Retirement Plans and Uniform Gifts or Transfers to Minors Accounts, which require a minimum initial investment of $250 and a minimum additional investment of $50; qualified retirement plans, which require a minimum initial investment of $25 and a minimum additional investment of $25; and Simple IRAs, which require a minimum initial investment of $1 and a minimum additional investment of $1. If shareholders of the Retirement Portfolio approve the proposed reorganization, Cash Portfolio's current minimum initial and additional investment amount requirements applicable to purchases through qualified retirement plans will also apply to purchases of Class A shares of the combined Fund made through qualified retirement plans. Thus, the combined Fund's investment minimums applicable to Class A shareholders purchasing through qualified retirement plans will be lower than the current minimum initial investment amount requirement, and higher than the current minimum additional investment amount requirement, of the Class A shares of the Acquired Fund.

How does the Board of Directors recommend I vote?

   The Directors recommend that you vote FOR the reorganization. The Directors believe the reorganization is in the best interest of Retirement Portfolio and its shareholders.

Why is my vote important?

   Shareholders have a responsibility to vote on important matters affecting their Fund investments. No matter how many shares you own, your vote--and its timeliness--are also important. Please complete, sign and return the enclosed proxy card today! Or, you may vote by fax, telephone or through the internet.

   Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the Proposal. Thank you in advance for your vote.

                          PROSPECTUS/PROXY STATEMENT

                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010

                               September 2, 2003

   RELATING TO THE ACQUISITION BY CASH PORTFOLIO (THE "ACQUIRING FUND"), A SERIES OF SMITH BARNEY MONEY FUNDS, INC. ("MONEY FUNDS") OF THE ASSETS OF RETIREMENT PORTFOLIO (THE "ACQUIRED FUND"), ALSO A SERIES OF MONEY FUNDS.

                                    GENERAL

   This Prospectus/Proxy Statement is furnished to shareholders of the Acquired Fund in connection with a proposed reorganization in which all of the assets of the Acquired Fund would be acquired by Money Funds, on behalf of the Acquiring Fund, in exchange solely for Class A shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (collectively, the "Reorganization"). The Reorganization will be accomplished pursuant to an amendment to the Money Funds' Charter that will reclassify the shares of the Acquired Fund into Class A shares of the Acquiring Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of full and fractional Class A shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Class A shares of the Acquired Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Acquired Fund are being asked to vote on a Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.

   This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the prospectus for the Acquiring Fund, dated April 30, 2003, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the Acquiring Fund's annual report to shareholders for the fiscal year ended December 31, 2002, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the prospectus for the Acquired Fund, dated April 30, 2003 and the annual report to shareholders for the year ended December 31, 2002, each of which is incorporated herein by reference and a copy of which may be obtained without charge by writing to 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010. No person has been authorized to give any information or to make any representations other than those contained in this combined Prospectus/Proxy Statement and in the materials expressly incoporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   A Statement of Additional Information of the Acquired Fund and the Acquiring Fund dated September 2, 2003 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Smith Barney Mutual Funds at the address or phone number listed above. Shareholder inquiries regarding the Acquired Fund or the Acquiring Fund may also be made by calling the phone number listed above.

   Each of the Acquired Fund and the Acquiring Fund is a diversified series of Money Funds, an open-end management investment company organized as a Maryland corporation. The investment objective of each Fund is maximum current income and preservation of capital. Each of the Acquired Fund and the Acquiring Fund seeks to achieve its investment objective by investing in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Each Fund invests at least 25% of its assets in obligations of domestic and foreign banks. Each Fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities.

                               -----------------

   In the description of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Fund whose proxy statement this is. The Acquired Fund and the Acquiring Fund may each be referred to as a "Fund" and may also be referred to collectively as the "Funds." In addition, in this Prospectus/Proxy Statement, for simplicity, actions are described as being taken by a Fund, although all actions are actually taken by Money Funds, on behalf of either or both of the Acquiring Fund and the Acquired Fund, as the case may be.

   This Prospectus/Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about September 3, 2003 or as soon as practicable thereafter. Any shareholder of the Acquired Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Money Funds at the address shown at the beginning of this Prospectus/Proxy Statement) received by Money Funds prior to the Special Meeting or in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in this Prospectus/Proxy Statement.

   The presence at any shareholders meeting, in person or by proxy, of the holders of shares of the Acquired Fund holding a majority of the outstanding shares of the Acquired Fund entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the Proposal or any other matters properly brought before the Special Meeting is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that matter and will vote against any such adjournment those proxies to be voted against that matter. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   The Proposal requires the affirmative vote of the holders of a majority of the aggregate number of the Fund's outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.

   Holders of record of the shares of the Acquired Fund at the close of business on August 21, 2003 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Special Meeting. As of the Record Date, there were 758,087,654 shares of the Acquired Fund outstanding.

   To the best knowledge of Money Funds, as of the Record Date, except as set forth on Annex A, no person owned of record more than 5% of any class of the Acquiring Fund's or the Acquired Fund's outstanding shares.

   As of the Record Date, less than 1% of the outstanding shares of either of the Acquired Fund or the Acquiring Fund were owned directly or beneficially by the officers and Directors of Money Funds as a group.

                 PROPOSAL: APPROVAL OF PLAN OF REORGANIZATION

   The Board of Directors of Money Funds, on behalf of each of the Acquired Fund and the Acquiring Fund, including all of the Directors who are not "interested persons" of the Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Directors") approved, on July 30, 2003, a Plan of Reorganization (the "Plan"). Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund and the issuance of Class A shares of the Acquiring Fund to shareholders of the Acquired Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization"). The Reorganization will be accomplished pursuant to an amendment to the Charter of Money Funds that will reclassify shares of the Acquired Fund as Class A shares of the Acquiring Fund, substantially in the form set forth as Annex I to the Plan of Reorganization (Exhibit A). As a result of the Reorganization, each Class A shareholder of the Acquired Fund will become a Class A shareholder of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional Class A shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Class A shares held in the Acquired Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on November 21, 2003, or on such later date as the parties may agree in writing (the "Closing Date").

                                   SYNOPSIS

   The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/ Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Acquired Fund and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders of the Acquired Fund should read this entire Prospectus/Proxy Statement carefully.

   Introduction. Like the Acquired Fund, the Acquiring Fund is managed by Smith Barney Fund Management LLC ("SBFM" or the "Manager"), an affiliate of Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) ("Citigroup Global"). Both Funds are managed by the same portfolio managers. The officers, auditors, custodian, co-distributors, transfer agent and sub-transfer agents of the Funds are identical. The Funds, as series of Money Funds, are governed by the same Board of Directors. The Funds have identical investment objectives and substantially identical investment policies, techniques and strategies, and risk factors.

   If the Plan is consummated, Class A shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund. The Reorganization has been proposed as the Funds have identical investment objectives and substantially identical investment policies and the Acquiring Fund is subject to a lower total annual expense ratio (without taking into account management fee waivers and/or voluntary expense limitations). The Acquiring Fund also has a better performance record than the Acquired Fund since inception, although past performance cannot guarantee future results. The Acquired Fund's significantly smaller size has resulted in higher total annual operating expenses for its shareholders. Prospective savings to Acquired Fund shareholders may be increased and there may be enhanced opportunities for realizing greater economies of scale as well as increased distribution capabilities as a result of the Reorganization. Since the Funds are both SBFM-managed money market funds with identical investment objectives and substantially identical investment policies, the Reorganization may also eliminate potential confusion between the Funds.

   Shareholders of the Acquired Fund will continue to enjoy substantially the same shareholder privileges, such as automatic dividend reinvestment and access to professional service representatives, upon becoming shareholders of the Acquiring Fund. Further, like the Acquired Fund, shareholders of the Acquiring Fund may exchange into the same class of any Smith Barney Fund (provided that the Smith Barney Fund offers the relevant class of shares and other applicable requirements are met). As money market funds, each Fund declares a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Fund receive an opinion of legal counsel that the Reorganization will be qualified as a tax-free reorganization. This means that shareholders should not realize any capital gain or loss as a direct result of the Reorganization.

   Proposed Reorganization. The aggregate net asset value of the Class A shares of common stock of the Acquiring Fund (the "Acquiring Fund Shares") issued in exchange for the assets and liabilities of the Class A shares of the Acquired Fund will be equal to the aggregate net asset value of the Class A shares of the Acquired Fund as of the close of regular trading on the Closing Date. Immediately following the transfer of Acquiring Fund Shares to the Acquired Fund, the Acquiring Fund Shares received by the Acquired Fund will be distributed pro rata to the shareholders of record of the Acquired Fund on the Closing Date and the shares of the Acquired Fund will be cancelled.

   For the reasons described below under "The Proposed Transaction-Reasons for the Proposed Transaction," the Board of Directors of Money Funds, on behalf of the Acquired Fund, including the Non-Interested Directors, has concluded the following:

    -- the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

    -- the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

   Accordingly, the Board of Directors recommends approval of the Plan. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Board of Directors; such other action may include resubmitting the Plan for shareholder approval or termination and liquidation of the Acquired Fund.

   Comparison of Investment Objectives and Policies. The Funds have identical investment objectives and substantially identical investment policies and restrictions. The investment objective of each Fund is maximum current income and preservation of capital. Each Fund seeks to achieve its objective by investing in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Each Fund will invest at least 25% of its assets in obligations of domestic and foreign banks. Either the principal amount of each obligation must be fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

   Each Fund operates as a money market fund and utilizes certain investment policies so that, to the extent reasonably possible, each Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis.

   Each Fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. The Funds limit foreign investments to issuers located in major industrialized countries.

   Each Fund invests in commercial paper and other short-term obligations rated by a nationally recognized rating organization ("NRSRO") in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality.

   Each Fund invests exclusively in securities having remaining maturities of 397 days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

   Each Fund has adopted identical fundamental investment restrictions with respect to: its "diversified" status; issuing senior securities; loans; borrowing; industry concentration; and purchasing or selling real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts. Each Fund's fundamental investment restrictions may not be changed without the approval of the applicable Fund's shareholders.

   Each Fund has also adopted identical non-fundamental investment policies with respect to purchasing securities on margin, selling securities short, investing in securities of other investment companies, percentage restrictions on investing in illiquid securities (no more than 10% of net assets), investing in oil and gas interests, writing or purchasing put or call options and investing in any company for the purpose of exercising control of management.

   The only substantive difference between the Funds' investment policies is that the corporate obligations and municipal obligations in which the Acquiring Fund invests must be rated in the highest rating category of their respective categories, while the corporate obligations and municipal obligations in which the Acquired Fund invests may be in the two highest rating categories. Thus, the Acquiring Fund's portfolio of investments may be considered to have a slightly lower amount of risk with respect to these two types of investments than the Acquired Fund's portfolio.

   Investors should refer to the Prospectus and statement of additional information of the Acquired Fund and the Acquiring Fund for a fuller description of each Fund's investment policies and restrictions.

 INVESTMENT OBJECTIVE AND POLICIES OF THE ACQUIRING FUND AND THE ACQUIRED FUND

   Investment objective. The Acquiring Fund and the Acquired Fund each seeks maximum current income and preservation of capital.

   Key investments. The Acquiring Fund and the Acquired Fund each invests in high quality, U.S. dollar denominated debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Each Fund invests at least 25% of its assets in obligations of domestic and foreign banks. Each Fund may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchased agreements and other short-term debt securities.

   Selection process.  In selecting investments, the Manager looks for:

  . The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality

  .   Issuers offering minimal credit risk

  .   Maturities consistent with the Manager's outlook for interest rates

   Principal risks of investing in the Funds. All investments involve some degree of risk. However, each Fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board of Directors based on special rules for money market funds adopted under federal law. Although each Fund seeks to preserve the value of a shareholder's investment at $1 per share, it is possible to lose money by investing in a Fund, or a Fund could under-perform other short-term debt instruments or money market funds, if any of the following occurs:

  .   Interest rates rise sharply

  . An issuer or guarantor of securities held by the Fund defaults, or has its credit rating downgraded

  . The Manager's judgment about the value or credit quality of a particular security proves to be incorrect

   Who may want to invest. The Acquiring Fund or the Acquired Fund may be an appropriate investment if you:

  .   Are seeking current income

  . Are looking for an investment with lower risk than most other types of funds

  . Are looking to allocate a portion of your assets to money market securities

                    INVESTMENT MANAGEMENT FEES AND EXPENSES

   Money Funds, on behalf of the Acquired Fund and Acquiring Fund, retains SBFM, pursuant to an investment management agreement, to manage the daily investment and business affairs of the Acquired Fund and the Acquiring Fund, respectively, subject to the policies established by the Board of Directors of Money Funds. Each Fund bears its own expenses, including its investment advisory fees. Shareholders pay no direct charges or fees for investment services.

   The Funds' investment manager is SBFM. SBFM's address is 399 Park Avenue, New York, New York 10004. SBFM and Citigroup Global are subsidiaries of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

   SBFM selects each Fund's investments and oversees its operations. Under the investment management agreement, the Acquiring Fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.45% of the Acquiring Fund's average daily net assets up to $1.0 billion, 0.425% of the next $1.0 billion of average daily net assets, 0.40% of the next $3.0 billion of average daily net assets, 0.375% of the next $5.0 billion of average daily net assets, and 0.35% on the average of daily net assets in excess of $10.0 billion./1/ The total investment management fees paid by the Acquiring Fund for the fiscal year ended December 31, 2002 were $108,717,599. Under the investment management agreement, the Acquired Fund pays SBFM a fee computed daily and paid monthly at the annual rate of 0.45% of the Acquired Fund's average daily net assets up to $1.0 billion, 0.40% of the next $1.0 billion of average daily net assets and 0.35% on the average daily net assets in excess of $2.0 billion. The total investment management fees paid by the Acquired Fund for the fiscal year ended December 31, 2002 were $3,987,026.

   Each Fund's total expense ratio (total annual operating expenses as a percentage of average net assets) for each class of their shares for each Fund's fiscal year ended December 31, 2002 (in the case of the Acquiring Fund, restated to show the effects of the revised management fee breakpoints) are set forth below under "Annual Fund Operating Expenses." SBFM projects that if the proposed Reorganization is effected, the expense ratio for Class A shares of the Acquiring Fund will be lower for the year ending December 31, 2003 (without taking into account any management fee waivers and/or voluntary expense limitations). The actual expense ratio for the Acquiring Fund for the year ending December 31, 2003 may be higher or lower than as set forth below, depending upon the Acquiring Fund's total net assets, the composition of its portfolio, the size of its average shareholder account, economic conditions, sales and redemptions of the Acquiring Fund's shares (including redemptions by former shareholders of the Fund), and other factors.

   The actual expenses of the Acquiring Fund for the fiscal year ended December 31, 2002, restated to show the effect of the revised management fee breakpoints, of the Acquired Fund for the fiscal year ended December 31, 2002, and pro forma expenses following the proposed restructuring are set forth below. As a result of the Reorganization, Class A shareholders of the Acquired Fund will be investing in the Class A shares of the Acquiring Fund with expenses that are currently 0.12% lower than those of the Class A shares of the Acquired Fund even after taking into account the fee waivers and expense reimbursements by SBFM, which may be terminated or modified by SBFM at any time.
--------
/1/ As of July 1, 2003. Prior to that date, the Acquiring Fund's investment management fees were calculated at an annual rate as follows: 0.45% of the Acquiring Fund's average daily net assets up to $6.0 billion, 0.425% of the next $6.0 billion of average daily net assets, 0.40% of the next $6.0 billion of average daily net assets and 0.35% on the average of daily net assets in excess of $18.0 billion.

                        ANNUAL FUND OPERATING EXPENSES

Acquiring Fund                                                         Class A   Class L Class Y
--------------                                                        -------    ------- -------
Shareholder Transaction Expenses
   Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price).............................  None       None    None
   Maximum deferred sales charge (load)
     (as a percentage of the lower of net asset value at purchase or
     redemption).....................................................  None/(1)/  None    None
Annual Fund Operating Expenses
  (expenses deducted from fund assets)
   Management fees/(2)/..............................................  0.37%      0.37%   0.37%
   Distribution and/or service (12b-1) fee...........................  0.10%      0.10%   None
   Other expenses....................................................  0.11%      0.10%   0.04%
                                                                       ----       ----    ----
TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/............................  0.58%      0.57%   0.41%
                                                                       ====       ====    ====

Acquired Fund                                                                      Class A
-------------                                                                     -------
Shareholder Transaction Expenses
   Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price).........................................  None
   Maximum deferred sales charge (load)
     (as a percentage of the lower of net asset value at purchase or redemption).  None/(1)/
Annual Fund Operating Expenses
  (expenses deducted from fund assets)
   Management fees/(2)/..........................................................  0.45%
   Distribution and/or service (12b-1) fee.......................................  0.10%
   Other expenses................................................................  0.15%
                                                                                   ----
TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/........................................  0.70%
                                                                                   ====

                                                                       Pro Forma   Pro Forma Pro Forma
Acquiring Fund (Pro Forma) (Unaudited)                                Class A/(4)/  Class L   Class Y
--------------------------------------                                -----------  --------- ---------
Shareholder Transaction Expenses
   Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price).............................    None        None      None
   Maximum deferred sales charge (load)
     (as a percentage of the lower of net asset value at purchase or
     redemption).....................................................    None/(1)/   None      None
Annual Fund Operating Expenses
  (expenses deducted from fund assets)
   Management fees/(2)/..............................................    0.37%       0.37%     0.37%
   Distribution and/or service (12b-1) fee...........................    0.10%       0.10%     None
   Other expenses....................................................    0.11%       0.10%     0.04%
                                                                         ----        ----      ----
TOTAL FUND OPERATING EXPENSES/(3)/...................................    0.58%       0.57%     0.41%
                                                                         ====        ====      ====

--------
/(1)/ Class A shares exchanged from another Smith Barney Fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in a Fund.
/(2)/ The Manager may from time to time agree to waive part or all of its management fees and reimburse a Fund for other expenses above a specified limit.
/(3)/ The Manager has voluntarily agreed to limit total annual Fund operating expenses to 0.70% of the Fund's average daily net assets. The Manager may change or eliminate these expense limits at any time on fourteen days' prior notice to shareholders.
/(4)/ While not apparent from these calculations, the Board of Directors, based on information provided by the Manager, believes that there will be some monetary benefit in terms of reduced expenses inuring to the Acquiring Fund after the Reorganization.

   Example. This Example is intended to help you compare the cost of investing in each of the Funds and for the Acquiring Fund pro forma, assuming the Reorganization takes place, and is for illustration only. The Example assumes you invest $10,000 in each Fund for the time periods indicated and that you reinvest all dividends and distributions without a sales charge. The Example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. Although actual fund expenses can vary from year to year and your actual costs may be higher or lower, based on these assumptions your costs would be:

       Acquiring Fund              1 year    3 years   5 years  10 years
       --------------             --------- --------- --------- ---------
                Class A..........    $59      $186      $324      $726
                Class L..........    $58      $183      $318      $714
                Class Y..........    $42      $132      $230      $518

       Acquiring Fund              1 year    3 years   5 years  10 years
       --------------             --------- --------- --------- ---------
                Class A..........    $72      $224      $390      $871

                                  Pro Forma Pro Forma Pro Forma Pro Forma
       Acquiring Fund (Pro Forma)  1 year    3 years   5 years  10 years
       -------------------------- --------- --------- --------- ---------
                Class A..........    $59      $186      $324      $726
                Class L..........    $58      $183      $318      $714
                Class Y..........    $42      $132      $230      $518

Examples should not be considered representations of past or future expenses. Please refer to each Fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fees and expenses applicable to each class of shares of a Fund.

                   DISTRIBUTION OF SHARES AND OTHER SERVICES

   Citigroup Global distributes shares of each of the Funds and PFS Distributors Inc. ("PFS Distributors") distributes shares of the Acquiring Fund. Citigroup Global has also entered into selling agreements with one or more other service agents giving the service agents the rights to sell shares of the Funds. Each Fund has adopted a services and distribution plan under Rule 12b-1 under the 1940 Act (the "12b-1 Plan").

   With respect to each Fund, Citigroup Global or PFS Distributors, as applicable, is paid a service fee for Class A and (with respect to the Acquiring Fund) Class L shares at the annual rate of 0.10% of the average daily net assets of the respective Class under the 12b-1 Plan. The fees are used by Citigroup Global or PFS

Distributors, as applicable, to pay its respective financial consultants for servicing shareholder accounts and, in the case of Class L shares, to cover expenses primarily intended to result in the sale of those shares, or are paid by Citigroup Global to other service agents pursuant to selling agreements. Class Y shares of the Acquiring Fund are not subject to any distribution or service fees.

   Payments under the above 12b-1 Plans are not tied exclusively to the distribution and shareholder service expenses actually incurred by Citigroup Global or PFS Distributors, as applicable, and the payments may exceed those expenses actually incurred by the distributors.

                 PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

   The purchase, redemption and exchange procedures and privileges with respect to the Class A shares of the Acquired Fund are substantially similar to those of the Class A shares of the Acquiring Fund, except as described below. Please refer to the Funds' Prospectus and Statement of Additional Information for a more detailed discussion of the purchase, redemption and exchange procedures and privileges applicable to each class of a Fund.

   The initial and subsequent investment minimums of the Class A shares of the two Funds differ. The Acquired Fund's Class A shares, which are available only through qualified retirement plans, have a minimum initial investment of $200; each additional investment must be $1 or more. The Acquiring Fund's Class A shares require a minimum initial investment of $1,000 and a minimum additional investment of $50, except for IRAs, Self Employed Retirement Plans and Uniform Gifts or Transfers to Minors Accounts, which require a minimum initial investment of $250 and a minimum additional investment of $50, qualified retirement plans, which require a minimum initial investment of $25 and a minimum additional investment of $25 and Simple IRAs, which require a minimum initial investment of $1 and a minimum additional investment of $1. If shareholders of the Acquired Fund approve the proposed Reorganization, the Acquiring Fund's current minimum initial and additional investment amount requirements applicable to purchases through qualified retirement plans will also apply to purchases of Class A shares of the combined Fund made through qualified retirement plans. Thus, the combined Fund's investment minimums applicable to Class A shareholders purchasing through qualified retirement plans will be lower than the current minimum initial investment amount requirement, and higher than the current minimum additional investment amount requirement, of the Class A shares of the Acquired Fund.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

   Each Fund declares a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. Income dividends are paid monthly. Each Fund generally makes capital gain distributions, if any, once a year, typically in December. Each Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. Unless otherwise directed, capital gain distributions and dividends of each Fund will be invested in additional shares of the same class of the applicable Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

   If the Plan is approved by the Acquired Fund's shareholders, then as soon as practicable before the Closing Date, the Acquired Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains, if any, for the current taxable year through the Closing Date.

                    PRINCIPAL INVESTMENTS AND RISK FACTORS

   General. As described above, the Acquired Fund and the Acquiring Fund have substantially similar investment objectives and policies and pursue their respective objectives in a similar manner. Accordingly, the Funds engage in investment practices and techniques that are substantially similar. A more complete description of the investment practices and limitations of the Acquiring Fund is contained in the Prospectus and Statement of Additional Information of the Acquiring Fund, dated April 30, 2003, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Acquired Fund and the Acquiring Fund dated September 2, 2003 (relating to the proposed Reorganization) which is incorporated herein by reference. Please refer to the Funds' Prospectus and Statement of Additional Information for a more detailed discussion of the specific investment practices and risks of each Fund.

   Because of their substantially identical investment policies, the Funds are exposed to substantially identical risks. The following summarizes those principal investment policies and related risk factors:

   U.S. Government Obligations. Each Fund may invest in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Government National Mortgage Association, and the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal, Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of the Student Loan Marketing Association) are supported only by the credit of the particular agency or instrumentality.

   Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to U.S. government securities and may engage in repurchase agreement transactions on portfolio securities. Each Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). A Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. In the event a tri-party repurchase agreement is utilized, the collateral can be held by a third party. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Funds may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Funds' Manager. The Manager will continue to monitor creditworthiness of the seller under a repurchase agreement. The Manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

   Commercial Paper and Other Short-term Obligations. Each Fund may invest in commercial paper (including variable amount master demand notes and funding agreement) which consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs. Short-term obligations also include mortgage-related or asset-backed debt or debt-like instruments, including pass-through certificates representing participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality ratings from NRSROs. Commercial paper and such other short-term obligations will be rated in the highest category for short-term debt obligations by the requisite NRSROs at the time of acquisition by a Fund, or will be unrated securities determined to be comparable thereto.

   High Quality Corporate Obligations. Each Fund may invest in obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the two highest rating categories (the highest for the Acquiring Fund) by the requisite NRSROs or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation with that have been rated categories for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating. Each Fund will invest only in corporate obligations with remaining maturities of 13 months or less.

   Bank Obligations. Each Fund may invest in obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000 that are purchased by a fund will not be fully insured. Neither Fund will purchase a fixed time deposit with an ultimate maturity of more than six months, and will limit its investment in fixed time deposits maturing from two business to seven calendar days and/or any other investments deemed to be illiquid to 10% of its net assets.

   Each Fund will maintain at least 25% of its total assets invested in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. Each Fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. Each Fund may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Islands, London, Nassau, Tokyo and Toronto.

   Municipal Obligations. Each Fund may invest in debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-1 or Aa or better by Moody's or, if not rated, determined by SBFM to be of comparable quality. The Acquiring Fund only invests in municipal obligations rated in the highest short-term rating category. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance a Fund's yield. Neither Fund will invest more than 10% of its total assets in municipal obligations.

   Time Deposits. Each Fund may invest in fixed time deposits with an ultimate maturity of not more than six months. In addition, each Fund currently intends to limit investment in fixed time deposits with a maturity of two business days or more, when combined with other illiquid assets of the Fund, so that not more than 10% of its assets would be invested in all such illiquid instruments.
Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

   Asset-Backed Securities. Each Fund may invest in asset-backed securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

   The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interests rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. In period of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

   Illiquid and Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A"). Each Fund may also invest a portion of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days. The Board of Directors may determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Funds may also purchase restricted securities that are not registered under Rule 144A. Each Fund may invest no more than 10% of its net assets in illiquid securities.

   Portfolio Turnover. Each Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or its needs to generate cash to satisfy redemptions. In such cases, a Fund may realize a gain or loss.

   Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes, including for the purpose of accommodating requests for the redemption of shares while effecting an orderly liquidation of portfolio securities, and not for leveraging purposes.

                          THE PROPOSED REORGANIZATION

   Description of the Plan. As stated above, the Plan provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional Class A shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares held in the Acquired Fund as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. In connection with the Closing, the Acquired Fund will distribute the Class A shares of common stock of the Acquiring Fund received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be terminated as a series of Money Funds and its issued and outstanding shares cancelled.

   Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional Class A shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund as of the close of regular trading on the Closing Date. Each Acquired Fund shareholder's account with the Acquiring Fund will be substantially similar in all material respects to the accounts currently maintained by the Acquired Fund's sub-transfer agent for such shareholder. Shareholders have no rights of appraisal.

   Until the Closing, shareholders of the Acquired Fund will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's sub-transfer agent of a redemption request in proper form. Redemption requests received by the sub-transfer agent thereafter will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

   For those shareholders of the Acquired Fund who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by such shareholder, until the Closing Date.

   The obligations of Money Funds, on behalf of each of the Acquired Fund and the Acquiring Fund, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and the State of Maryland, as applicable, as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing (in accordance with the Plan), notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made after the Special Meeting that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

   The Acquired Fund and the Acquiring Fund will pay all of the expenses that are solely and directly related to the Reorganization, with such costs apportioned between the two Funds as determined by the Board of Directors after considering the expected benefits of the Reorganization to each Fund. Currently, the Manager has voluntarily agreed to limit the total annual operating expenses of each Fund to 0.70% of the Fund's average daily net assets. However, the expenses of the Reorganization are not considered ordinary Fund expenses and, as such, will not be subject to this voluntary cap.

                    REASONS FOR THE PROPOSED REORGANIZATION

   At a meeting of Money Funds' Board of Directors held on June 25, 2003, the Board and the Manager discussed the possibility of the Reorganization. Subsequently, Money Funds' Board of Directors, including all of the Non-Interested Directors, was presented by the Manager with materials discussing the benefits which would inure to the shareholders of the Acquired Fund if the Acquired Fund were to reorganize with and into the Acquiring Fund. These materials were discussed at a telephonic Board meeting on July 30, 2003 to the satisfaction of the Directors, who were advised by independent counsel. For the reasons discussed below, the Board of Directors of Money Funds, including all of the Non-Interested Directors, has determined that the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization.

   If the proposed transaction is approved, shareholders of the Acquired Fund may benefit from lower total fund expenses. See "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses". As set forth above, as of their most recent fiscal year end, the outstanding class of shares of the Acquired Fund had higher total annual operating expenses than the corresponding class of the Acquiring Fund. As a result of the Reorganization, shareholders of the Acquired Fund will be investing in the Class A shares of the Acquiring Fund with expenses that are currently 0.12% lower than those of the Class A shares of the Acquired Fund even after taking into account the fee waivers and expense reimbursements by SBFM, which may be terminated or modified by SBFM at any time. Going forward, shareholders should benefit from economies of scale through lower expense ratios and higher net income distributions over time since some of the fixed expenses currently paid by the Acquiring Fund, such as accounting, legal and printing costs, would be spread over a larger asset base.

   Due to a combination of factors, including the smaller size of the Acquired Fund, past and prospective sales of the Acquired Fund and current market conditions, the Directors and management of Money Funds believe the Acquired Fund and its shareholders would benefit from a tax-free reorganization with a larger fund with substantially similar investment objectives and policies and with a lower total annual expense ratio. Accordingly, it is recommended that the shareholders of the Acquired Fund approve the Reorganization with the Acquiring Fund.

   The Board of Directors of Money Funds, in recommending the proposed transaction, considered a number of factors, including the following:

      (1) the lower total annual expense ratio of the Acquiring Fund (before management fee waivers and voluntary expense limitations);

      (2) the Reorganization will result in a single larger fund, which may increase economic and other efficiencies (e.g., eliminating one of the two sets of certain documents required for two Funds), and may, in the future, result in a lower expense ratio;

      (3) a larger asset base could provide portfolio management benefits for the combined Fund, such as greater diversification and the ability to command more attention from brokers and underwriters;

      (4) the identical investment objectives and the substantially identical investment policies, restrictions and risk factors of the two Funds;

      (5) the Funds have the same portfolio manager who employs substantially identical investment strategies in selecting each Fund's portfolio of securities;

      (6) the tax-free nature of the Reorganization;

      (7) the better performance of the Acquiring Fund since inception;

      (8) the potential opportunity for higher income levels and higher annual return; and

      (9) the terms and conditions of the Reorganization and that it should not result in a dilution of Acquiring Fund or Acquired Fund shareholder interests.

                  DESCRIPTION OF THE SECURITIES TO BE ISSUED

   General. Each of the Acquired Fund and the Acquiring Fund is a series of Money Funds, a corporation incorporated under the laws of the State of Maryland on May 28, 1974, and is registered with the SEC as an open-end management investment company. The Acquiring Fund currently offers shares of common stock classified into three Classes: A, L and Y. The Acquired Fund currently offers one Class of common stock, Class A. The Classes of each Fund have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the level of services rendered to shareholders of a particular Class; (c) the distribution and/or service fees borne by each Class;
(d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; and (f) the exchange privilege of each Class.

   Each share of each Class of a Fund represents an interest in that Class of the Fund that is equal to and proportionate with each other share of that Class of the Fund. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) on matters on which they are entitled to vote.

   Voting Rights. Neither Fund is required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Directors, changing fundamental policies or approving an investment management contract. In the event that shareholders of a Fund wish to communicate with other shareholders concerning the removal of any Director, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in the 1940 Act.

   Board. The By-Laws of Money Funds provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified, or until his death, resignation or removal, or as otherwise provided by statute or the Money Funds' Articles of Incorporation. Any Director may be removed by the shareholders with or without cause at any time by the vote of a majority of the votes entitled to be cast for the election of Directors. Subject to the provisions of the 1940 Act, as amended, any vacancies in the Board of Directors, whether arising from death, resignation, removal or any other cause except an increase in the number of Directors will be filled by a vote of the majority of the Board of Directors then in office even though that majority is less than a quorum, provided that no vacancy or vacancies will be filled by action of the remaining Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Directors then holding office will have been elected by the shareholders. A majority of the entire Board in office at the time of increase may fill a vacancy which results from an increase in the number of Directors. In the event that at any time a vacancy exists in any office of a Director that may not be filled by the remaining Directors, a special meeting of the shareholders of the Money Funds will be held as promptly as possible and in any event within 60 (sixty) days, for the purpose of filling the vacancy or vacancies. Any Director elected or appointed to fill a vacancy will hold office until a successor has been chosen and qualifies or until his earlier resignation or removal.

   Liquidation or Termination. In the event of the liquidation or termination of the Acquired Fund or the Acquiring Fund, the shareholders of each Fund are entitled to receive, when and as declared by the Directors, the excess of the assets over the liabilities belonging to the relevant Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund.

   Rights of Inspection. Maryland law permits any shareholder of the Acquired Fund or the Acquiring Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the Acquired Fund or the Acquiring Fund, respectively, on file at its principal office.

   Shareholder Liability. Under Maryland law, shareholders of the Acquired Fund and the Acquiring Fund do not have personal liability for corporate acts and obligations.

   Shares of common stock of the Acquiring Fund issued to the holders of shares of common stock in the Acquired Fund pursuant to the Reorganization will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

   The foregoing is only a summary of certain characteristics of the operations of Money Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of organizational documents and state laws governing each Fund for a more thorough description.

                        FEDERAL INCOME TAX CONSEQUENCES

   The Reorganization is conditioned upon the receipt by Money Funds, on behalf of each of the Acquired Fund and the Acquiring Fund, of an opinion from Willkie Farr & Gallagher LLP, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the shareholders as a result of their exchange of shares pursuant to the Reorganization and no gain or loss will generally be recognized by the Acquired Fund and the Acquiring Fund as a result of the Reorganization. This opinion, in substance, will state that for U.S. federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (iii) except for assets that may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the Reorganization; (iv) except for assets that may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the Reorganization; (vii) the aggregate basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

   While Money Funds is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax adviser with respect to such matters.

               LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

   If the Reorganization is effected, the Acquired Fund will be liquidated and terminated as a series of Money Funds, and the Acquired Fund's outstanding shares will be cancelled.

                             PORTFOLIO SECURITIES

   If the Reorganization is effected, SBFM will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund's shareholders (including former shareholders of the Acquired Fund), SBFM will determine the extent and duration to which the Acquired Fund's portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be some rebalancing of the Acquired Fund's portfolio securities in connection with the Reorganization, although this is not expected to occur to a significant extent. Subject to market conditions at the time of any such rebalancing, the disposition of the Acquired Fund's portfolio securities may result in a short-term capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

                        CAPITALIZATION AND PERFORMANCE

   The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Acquired Fund as of August 1, 2003, and as adjusted giving effect to the Reorganization discussed herein(*):

                             Acquiring      Acquired    Pro Forma     Pro Forma
                               Fund           Fund     Adjustments    Combined
                          --------------- ------------ ----------- ---------------
                             (Actual)       (Actual)
Class A
Net Assets............... $20,221,818,888 $762,685,111             $20,984,503,999
Net Asset Value Per Share $          1.00 $       1.00             $          1.00
Shares Outstanding.......  20,221,706,436  762,685,111              20,984,391,547

Class L
Net Assets............... $       378,807          N/A             $       378,807
Net Asset Value Per Share $          1.00          N/A             $          1.00
Shares Outstanding.......         378,804          N/A                     378,804

Class Y
Net Assets............... $    86,594,703          N/A             $    86,594,703
Net Asset Value Per Share $          1.00          N/A             $          1.00
Shares Outstanding.......      86,594,327          N/A                  86,594,327

--------
* Assumes the Reorganization had been consummated as of August 1, 2003, and is for information purposes only.

   The following table reflects the average annual total returns of each Fund for the 1, 5 and 10 year and since inception periods, as applicable, ended December 31, 2002. Past performance does not necessarily indicate how the Funds will perform in the future. The table assumes redemption of shares at the end of each period and reinvestments of distributions and dividends.

     Acquiring Fund 1 year 5 years 10 Years Since Inception Inception Date
     -------------- ------ ------- -------- --------------- --------------
       Class A.....  1.28%  4.15%    4.27%        N/A           5/28/74
       Class L(*)..  1.29%  4.19%     N/A        4.59%         11/10/94
       Class Y.....  1.45%  4.34%     N/A        4.71%         12/29/94

     Acquired Fund
     -------------
       Class A.....  1.11%  4.05%    4.18%        N/A           5/28/74

--------
* Represents previously issued Class C shares which were renamed Class L shares on June 12, 1998.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   As noted above, additional information about Money Funds, with respect to the Acquired Fund and the Acquiring Fund, and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

   Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports, proxy material and other information about the applicable Fund with the SEC.

   Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or without charge, from the Commission at http://www.sec.gov. Copies of such material can also be obtained from Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

   Interests of Certain Persons. SBFM and certain of the Acquiring Fund's service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases; the amount of those assets will increase by virtue of the Reorganization. The increases will be offset by the elimination of fees resulting from the termination and liquidation of the Acquired Fund, which retained the same service providers.

   THE BOARD OF DIRECTORS OF MONEY FUNDS RECOMMENDS THAT THE SHAREHOLDERS OF THE ACQUIRED FUND VOTE IN FAVOR OF THIS PROPOSAL.

                            ADDITIONAL INFORMATION

   General. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, and/or fax, will be paid by the Acquired Fund and the Acquiring Fund, with such costs apportioned between the two Funds as determined by the Board of Directors after considering the expected benefits of the Reorganization to each Fund. In addition to solicitation by mail, certain officers and representatives of Money Funds, officers and employees of SBFM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone and/or fax or personally.

   When the Acquired Fund records proxies by telephone, fax or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

   To participate in the Special Meeting, a shareholder may submit the proxy card originally sent with the Prospectus/Proxy Statement or attend and vote in person. Attending the Special Meeting without voting in person, however, will not revoke a previously submitted proxy. Any proxy given by a shareholder is revocable until voted at the Special Meeting.

   Proposals of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Smith Barney Money Funds, Inc., c/o Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

   Other Matters to Come Before the Special Meeting. No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Money Funds and/or the Acquired Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors
                                          Christina T. Sydor, Secretary

                               INDEX OF EXHIBITS

                   Annex A:   5% Shareholders
                   Exhibit A: Form of Plan of Reorganization

                                                                        ANNEX A


Fund                 Class   Shares Held   Percent            Name                         Address
---------------------------------------------------------------------------------------------------------------
Retirement Portfolio   A   164,909,355.630 21.6859 Smith Barney                Smith Barney Corporate Trust Co.
                                                   Multi Choice Trust          Two Tower Center
                                                                               PO Box 1063
                                                                               East Brunswick, NJ
                                                                               08816-1063
---------------------------------------------------------------------------------------------------------------
Cash Portfolio         L       120,084.824 31.6219 Frontier Trust Company      HB Machine/Medtek
                                                   TTEE                        401(K) Profit Sharing Plan
                                                                               PO Box 87687
                                                                               Phoenix, AZ 85080-7687
---------------------------------------------------------------------------------------------------------------
                       L       113,521.590 29.8936 Dina K Whitaker             6705 Pemberton View Drive
                                                   CGM IRA Custodian           Sefener, FL 33584-2423
---------------------------------------------------------------------------------------------------------------
                       L        84,954.761 22.3711 Frontier Trust Company      Peer Bearing Company Union
                                                   TTEE                        Employees Money Purchase Plan
                                                                               2200 Norman Drive South
                                                                               Waukegan, IL 60085
---------------------------------------------------------------------------------------------------------------
                       L        25,248.910  6.6488 SB Corp Trust Cust          FBO Muriel Ouellette
                                                                               R/O IRA
                                                                               293 Paquette Avenue
                                                                               Manchester, NH 03104
---------------------------------------------------------------------------------------------------------------
                       Y    36,080,760.710 31.5608 State Street Bank Trust     FBO Travelers 401 K Plan
                                                   TTEE                        105 Rosemont Avenue
                                                                               Westwood, MA 02090-2318
---------------------------------------------------------------------------------------------------------------
                       Y    17,717,237.460 15.4977 Byrd Co.                    Mutual Funds DVD
                                                   First Union National Bank   Proc. # PA 4905
                                                   NDTA                        530 Walnut Street
                                                   Taxable Acct-               Philadelphia, PA 19106-3619
                                                   Attn: Diane Pileggi
---------------------------------------------------------------------------------------------------------------
                       Y    14,085,418.230 12.3209 Smith Barney                State Street Bank
                                                   Scholar's Choice Portfolio  Attn : James Casey
                                                   Six                         61 Broadway
                                                                               New York, NY 10006-2701
---------------------------------------------------------------------------------------------------------------
                       Y    10,197,247.870  8.9198 Byrd Co.                    Mutual Fund DVD
                                                   First Union National Bank   Proc. # PA 4905
                                                   ANDTA                       530 Walnut Street
                                                   IRA Account-Attn: Diane     Philadelphia, PA 19106-3619
                                                   Pileggi
---------------------------------------------------------------------------------------------------------------
                       Y     9,449,291.420  8.2655 Smith Barney                State Street Bank
                                                   Scholars Choice             Attn : James Casey
                                                   Portfolio 5                 61 Broadway
                                                                               New York, NY 10006-2701
---------------------------------------------------------------------------------------------------------------
                       Y     8,774,353.450  7.6751 Smith Barney                State Street Bank
                                                   Illinois College Pro Port 5 Attn : James Casey
                                                                               61 Broadway
                                                                               New York, NY 10006-2701

                                   EXHIBIT A

                            PLAN OF REORGANIZATION

   THIS PLAN OF REORGANIZATION (the "Plan") is dated as of this 30th day of July, 2003, and has been adopted by the Board of Directors of Smith Barney Money Funds, Inc. (the "Corporation") to provide for the reorganization of its Retirement Portfolio series (the "Acquired Fund") into its Cash Portfolio series (the "Acquiring Fund").

A.  BACKGROUND

   The Acquired Fund and the Acquiring Fund (individually, a "Fund" and collectively, the "Funds") are separate series of the Corporation. The Corporation is organized as a Maryland corporation and is an open-end management investment Company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Corporation has determined that it is in the best interests of the Acquired Fund and its shareholders to be reorganized through the transfer of all of the Acquired Fund's assets and liabilities to the Acquiring Fund upon the terms set forth in this Plan (the "Reorganization").

B.  THE REORGANIZATION

   1. Prior to the Closing Date (as defined below in Section 6 of this Article
B), the Corporation will execute and file Articles of Amendment to the Corporation's Charter with the Maryland State Department of Assessments and Taxation in substantially the form attached hereto as Annex I, which Articles of Amendment will, effective as of the Closing Date: (a) reclassify all of the Corporation's issued and outstanding Class A shares of Common Stock of the Acquired Fund as outstanding Class A shares of Common Stock equal of aggregate value of the Acquiring Fund; and (b) reclassify all of the authorized and unissued Class A and Class Y Common Stock of the Acquired Fund as authorized Common Stock of the Acquiring Fund.

   2. At the Closing Date, all property of every description, and all interests, rights, privileges and powers of the Acquired Fund, subject to all liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise (such assets subject to such liabilities are herein referred to as the "Assets") will be transferred and conveyed by the Acquired Fund to the Acquiring Fund and will be assumed by the Acquiring Fund, such that at and after the Closing Date, the Assets of the Acquired Fund will become and be the Assets of the Acquiring Fund. In exchange for the transfer of the Assets of the Acquired Fund and in order to accomplish the reclassification of shares as described above in Section 1 of this Article B, the Acquiring Fund will contemporaneously issue to shareholders of the Acquired Fund full and fractional Class A shares of the Acquiring Fund (as contemplated by Section 4 of this Article B) having an aggregate net asset value equal to the value of the Assets of the Acquired Fund. For purposes of effecting such exchange, the value of the Assets of the Acquired Fund and the net asset value of the shares of the Acquiring Fund shall be determined as of the close of regular trading on the New York Stock Exchange on November 21, 2003 or at such other time as may be determined by the Board of Directors or an authorized officer of the Corporation. Such values shall be computed in the manner set forth in the applicable Fund's then current prospectus under the Securities Act of 1933, as amended. At and after the Closing Date, all debts, liabilities, obligations and duties of the Acquired Fund will attach to the Acquiring Fund as aforesaid and may thenceforth be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

   3. On or as soon as practicable prior to the Closing Date as defined in section 6, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

   4. At the Closing Date, the Corporation will liquidate the Acquired Fund and issue full and fractional Class A shares of the Acquiring Fund to the Acquired Fund's shareholders, such that the shares of the Acquiring Fund that are distributed to a shareholder of the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the Class A shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date. In addition, each shareholder of the Acquired Fund will have the right to receive any unpaid dividends or other distributions that were declared before the Closing Date with respect to the shares of the Acquired Fund held by such shareholder immediately prior to the Closing Date.

   5. The stock transfer books of the Corporation with respect to the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received thereafter by the Corporation with respect to the Acquired Fund will be deemed to be redemption requests for Class A shares of the Acquiring Fund issued pursuant to this Plan.

   6. The Closing Date for purposes of this Plan shall be the close of business on November 21, 2003, or at such other time as may be determined by the Board of Directors or an authorized officer of the Corporation.

C.  ACTIONS BY SHAREHOLDERS OF THE ACQUIRED FUND

   Prior to the Closing Date and as a condition thereto, the Board of Directors of the Corporation will call, and the Corporation will hold, a meeting of the shareholders of the Acquired Fund to consider and vote upon:

      1. Approval of this Plan and the implementing charter amendment reclassifying shares of the Acquired Fund into shares of the Acquiring Fund and the transactions contemplated hereby.

      2. Such other matters as may be determined by the Board of Directors of the Corporation.

D.  CONDITIONS OF THE REORGANIZATION

   Consummation of this Plan will be subject to:

      1. The approval of the matters referred to in Article C of this Plan by the shareholders of the Acquired Fund in the manner required by law and otherwise deemed necessary or advisable by the Board of Directors of the Corporation; and

      2. The following additional conditions:

          (a) The Corporation will have received opinions of Willkie Farr & Gallagher LLP based upon customary representations and assumptions and to the effect that:

             (i) the shares of the Acquiring Fund issued pursuant to this Plan will, when issued in accordance with the provisions hereof, be validly issued, fully paid and non-assessable; and

             (ii) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to

          Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (A) except for gain or loss regularly attributable to the termination of the Acquired Fund's taxable year, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (B) except for assets that may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the Reorganization;
          (C) except for assets that may be revalued as a consequence of a termination of the Acquired Fund's taxable year, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (D) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
          (E) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the Reorganization; (F) the aggregate basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor; and (G) the holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

          (b) All necessary approvals, registrations and exemptions required under federal and state laws will have been obtained.

E.  MISCELLANEOUS

   1. This Plan and the transactions contemplated hereby will be governed and construed in accordance with the laws of the State of Maryland.

   2. This Plan and the transactions contemplated hereby may be abandoned at any time for any reason prior to the Closing Date upon the vote of a majority of the Board of Directors of the Corporation.

   3. At any time prior to or (to the fullest extent permitted by law) after approval of this Plan by the shareholders of the Acquired Fund, the Corporation may, upon authorization by the Board of Directors and with or without the approval of shareholders of the Acquired Fund, amend any of the provisions of this Plan.

   4. The expenses incurred in connection with the Reorganization will be borne by the Acquired Fund.

   5. The Corporation, by consent of its Board of Directors, or an officer authorized by such Board of Directors, may waive any condition to the obligations of the Acquired Fund or the Acquiring Fund hereunder if, in its or such officer's judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the shareholders of the Acquiring Fund.

                                                                        Annex I

                        SMITH BARNEY MONEY FUNDS, INC.

                             ARTICLES OF AMENDMENT

   SMITH BARNEY MONEY FUNDS, INC., a Maryland corporation, having its principal office in the City of Baltimore, Maryland (the "Corporation"), certifies to the State Department of Assessments and Taxation that:

   FIRST: The Charter of the Corporation is amended by (i) reclassifying all of the shares of the Corporation's Retirement Portfolio series ("Retirement Portfolio") as shares of the Corporation's Cash Portfolio series ("Cash Portfolio"), and (ii) increasing the aggregate number of authorized shares of the Cash Portfolio by 5,000,000,000 shares.

   SECOND: Upon effectiveness of these Articles of Amendment:

      (a) All of the assets and liabilities belonging to the Corporation's Retirement Portfolio and attributable to its Class A shares shall be conveyed, transferred and delivered to the Corporation's Cash Portfolio, and shall thereupon become and be assets and liabilities belonging to the Cash Portfolio and attributable to its Class A shares.

      (b) Each of the issued and outstanding Class A shares (and fractions thereof) of the Corporation's Retirement Portfolio will automatically, and without the need of any further act or deed, be reclassified and changed to that number of full and fractional issued and outstanding Class A shares of the Corporation's Cash Portfolio having an aggregate net asset value equal to the aggregate net asset value of a Retirement Portfolio Class A share (and fractions thereof) being reclassified and changed, such net asset values to be determined as of the close of regular trading on the New York Stock Exchange on the effective date of these Articles of Amendment.

      (c) Each unissued Class A and Class Y share (or fraction thereof) of the Corporation's Retirement Portfolio will automatically, and without the need for any further act or deed, be reclassified and changed to such number of unissued Class A and Class Y shares (or fractions thereof), respectively, of the Corporation's Cash Portfolio as shall result, as of the effective time of these Articles of Amendment and as a result hereof, in the total number of unissued shares of the Corporation's Cash Portfolio being increased by 5,000,000,000 shares less the number of issued and outstanding Class A shares of the Corporation's Cash Portfolio resulting from paragraph (b) of this Article SECOND.

      (d) Open accounts on the share records of the Corporation's Cash Portfolio shall be established representing the appropriate number of the Cash Portfolio Class A shares deemed to be owned by each such stockholder as a result of the reclassification.

   THIRD: This amendment does not increase the authorized capital stock of the Corporation or the aggregate par value thereof. This amendment reclassifies and changes the 5,000,000,000 authorized shares of the Retirement Portfolio to 5,000,000,000 additional authorized shares of the Cash Portfolio but does not amend the description of any class of stock as set forth in the Charter. As a result of this amendment, the Cash Portfolio series consists of four classes of shares, designated as Class A, Class L, Class Y and Class Z, each such class consisting until further changed of the lesser of (x) 55,000,000,000 shares or
(y) the number of shares that could
be issued by issuing all of the shares of Common Stock of the Cash Portfolio series less the total number of shares of all other classes of Common Stock of the Cash Portfolio series then issued and outstanding. The shares of the Cash Portfolio and of each class within the Cash Portfolio shall have all of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such Fund and such class as set forth in the Charter of the Corporation.

   FOURTH: This amendment has been duly authorized and advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation entitled to vote thereon.

   FIFTH: These Articles of Amendment shall be effective as of November   ,
2003 at     p.m.

   IN WITNESS WHEREOF, SMITH BARNEY MONEY FUNDS, INC. has caused these Articles
of Amendment to be signed in its name and on its behalf by its           , and
witnessed by its Assistant Secretary, as of the      day of November, 2003.

WITNESS:

                                        SMITH BARNEY MONEY FUNDS, INC.

By:                                     By:
    ----------------------------------      ---------------------------------
Name:                                   Name:
Office: Assistant Secretary             Office:

THE UNDERSIGNED,                     , of Smith Barney Money Funds Inc., who
executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                        ----------------------------------------
                                        Name:
                                        Office:

                       STATEMENT OF ADDITIONAL INFORMATION

                                125 Broad Street
                            New York, New York 10004
                                 1-800-451-2010

   RELATING TO THE ACQUISITION BY THE CASH PORTFOLIO (THE "ACQUIRING FUND"), A SERIES OF SMITH BARNEY MONEY FUNDS, INC. ("MONEY FUNDS") OF THE ASSETS OF THE
      RETIREMENT PORTFOLIO (THE "ACQUIRED FUND"), A SERIES OF MONEY FUNDS.

                             Dated: September 2, 2003

     This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund, a series of Money Funds, to Money Funds, on behalf of the Acquiring Fund, in exchange for Class A shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

       1. Statement of Additional Information for the Acquired Fund, dated April 30, 2003.

       2. Statement of Additional Information for the Acquiring Fund, dated April 30, 2003.

       3. Annual Report of the Acquiring Fund for the year ended December 31, 2002.

       3.  Annual Report of the Acquired Fund for the year ended December 31,
           2002.

       This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated September 2, 2003, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

      The Annual Report of each of the Acquired Fund and the Acquiring Fund, in each case for the years ended December 31, 2002, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports (and any more recent semi-annual report) without charge, please call 1-800-451-2010.

                         PRO FORMA FINANCIAL STATEMENTS

      Because the net asset value of the Acquired Fund is less than 10% of the Acquiring Fund's net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

        THE ANNUAL REPORT AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL
       INFORMATION OF THE ACQUIRING FUND DATED DECEMBER 31, 2002 AND APRIL
            30, 2003, RESPECTIVELY, ARE INCORPORATED BY REFERENCE TO
                 THE MOST RECENT FILINGS THEREOF BY SMITH BARNEY
                                MONEY FUNDS, INC.

  THE ANNUAL REPORT AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
        OF THE ACQUIRED FUND DATED DECEMBER 31, 2002 AND APRIL 30, 2003,
         RESPECTIVELY, ARE INCORPORATED BY REFERENCE TO THE MOST RECENT
               FILINGS THEREOF BY SMITH BARNEY MONEY FUNDS, INC.

                         SMITH BARNEY MONEY FUNDS INC.
                               on behalf of the
                                CASH PORTFOLIO
                             GOVERNMENT PORTFOLIO
                                 (the "Funds")

                         Supplement dated July 2, 2003
              to Statement of Additional Information, as amended,
                             dated April 30, 2003

   The Board of Directors of the Funds approved a change in the asset level breakpoints in the current advisory fees for each fund. With the exception of this change in asset level breakpoints, the terms of the Advisory Agreement remains the same. The advisory fees will be calculated as follows:

   0.45% on the first 1 billion of average daily net assets;
   0.425% on the next 1 billion;
   0.40% on the next 3 billion;
   0.375% on the next 5 billion; and
   0.35% on the net assets in excess of 10 billion.

   This change was effective on July 1, 2003.

FD02798

                                  PROSPECTUS


     --------------------------------------------------------------------
                                 SMITH BARNEY
                                     MONEY
                                  FUNDS, INC.
     --------------------------------------------------------------------
      Retirement Portfolio
      Class A Shares

      Cash Portfolio
      Government Portfolio
      Class A, L and Y Shares
      April 30, 2003

      Each fund is a separate series of Smith Barney Money Funds, Inc., a Maryland corporation.

      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is acccurate or complete.
      Any statement to the contrary is a crime.

  [LOGO] Smith Barney
         Mutual Funds
  Your Serious Money. Professionally Managed./r/

     --------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE  VALUE
     --------------------------------------------------------------------

Smith Barney Money Funds, Inc.

  Contents
               Investments, risks and performance...........  2

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the funds' classes................. 10

               Deferred sales charges....................... 11

               Buying shares................................ 12

               Exchanging shares............................ 13

               Redeeming shares............................. 14

               Other things to know about share transactions 16

               Dividends, distributions and taxes........... 18

               Share price.................................. 19

               Financial highlights......................... 20
You should know: An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objectives
Each fund seeks maximum current income and preservation of capital.

Principal investment strategies
Key investments
   Government Portfolio The fund invests exclusively in U.S. government obligations, including mortgage-backed securities and related repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates.

Cash Portfolio and Retirement Portfolio Each fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Each fund will invest at least 25% of its assets in obligations of domestic and foreign banks. Either the principal amount of each obligation must be fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

Cash Portfolio and Retirement Portfolio may invest in all types of money market securities, including commercial paper, certificates of deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. The funds limit foreign investments to issuers located in major industrialized countries.

Minimum credit quality Cash Portfolio and Retirement Portfolio invest in commercial paper and other short-term obligations rated by a nationally recognized rating organization in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality. Government Portfolio invests exclusively in securities rated in the highest short-term rating category, or if unrated, of equivalent quality.

Maximum maturity Each fund invests exclusively in securities having remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process In selecting investments for the funds, the manager looks for:

..  The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
..  Issuers offering minimal credit risk
..  Maturities consistent with the manager's outlook for interest rates


Smith Barney Money Funds, Inc.

   All investments involve some degree of risk. However, each fund is a "money market fund" and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board of Directors based on special rules for money market funds adopted under federal law.

Principal risks of investing in the funds
   Although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds, or the funds could underperform other short-term debt instruments or money market funds if:

  .   Interest rates rise sharply
  . An issuer or guarantor of securities held by the funds defaults, or has its credit rating downgraded
  . The manager's judgment about the value or credit quality of a particular security proves to be incorrect

   Cash Portfolio and Retirement Portfolio each invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of the funds' foreign securities may go down because of unfavorable government actions or political instability.

   Who may want to invest The funds may be an appropriate investment if you:

  .   Are seeking current income
  . Are looking for an investment with lower risk than most other types of funds
  . Are looking to allocate a portion of your assets to money market securities


                                                      Smith Barney Mutual Funds

Risk return bar charts
The bar charts indicate the risks of investing in the funds by showing changes in the funds' performance from year to year. Past performance does not necessarily indicate how a fund will perform in the future.
The bar chart shows the performance of the Cash Portfolio's Class A shares for each of the past 10 calendar years. Class L and Y shares have different performance because of their different expenses.

                        Total Return for Class A Shares

                                Cash Portfolio

                            [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.63%  3.73%  5.53%  4.98%  5.12%  5.07%  4.73%  5.98%  3.78%  1.28%

                  Calendar years ended December 31
Quarterly returns:
   Highest: 1.55% in 3rd quarter 2000; Lowest: 0.29% in 4th quarter 2002

The bar chart shows the performance of the Government Portfolio's Class A shares for each of the past 10 calendar years. Class L and Y shares have different performance because of their different expenses.

                        Total Return for Class A Shares

                             Government Portfolio

                           [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
2.55%  3.63%  5.45%  4.89%  5.04%  5.00%  4.60%  5.85%  3.67%   1.22%

                 Calendar years ended December 31

Quarterly returns:
   Highest: 1.52% in 3rd quarter 2000; Lowest: 0.26% in 4th quarter 2002

The bar chart shows the performance of the Retirement Portfolio's Class A shares for each of the past 10 calendar years.

                        Total Return for Class A Shares

                             Retirement Portfolio

                               [CHART]

1993   1994   1995   1996   1997   1998   1999   2000   2001    2002
-----  -----  -----  -----  -----  -----  -----  -----  -----   -----
2.58%  3.67%  5.42%  4.86%  5.03%  5.04%  4.65%  5.89%  3.60%   1.11%

                 Calendar years ended December 31
Quarterly returns:
Highest: 1.52% in 3rd quarter 2000; Lowest: 0.24% in 4th quarter 2002


Smith Barney Money Funds, Inc.

Risk return table
   The table indicates the risks of investing in the funds by comparing the average annual total return of each class of the funds for the periods shown with that of the 90 day Treasury bill. Past performance does not necessarily indicate how the funds will perform in the future. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends.

                         Average Annual Total Returns
                    Calendar years ended December 31, 2002

Fund                 1 year 5 years 10 years Since Inception Inception Date
Cash Portfolio.............
Class A.............  1.28%  4.15%     4.27%       N/A           5/28/74
Class L/(1)/........  1.29%  4.19%      N/A       4.59%         11/10/94
Class Y.............  1.45%  4.34%      N/A       4.71%         12/29/94
90 day T-bill.......  1.59%  4.11%     4.38%       N/A                 *
Government Portfolio...............
Class A.............  1.22%  4.06%     4.18%       N/A           5/28/74
Class L/(2)/........  1.21%  4.07%      N/A       4.31%           3/5/93
Class Y/(3)/........  1.35%  4.20%      N/A       4.43%         10/28/93
90 day T-bill.......  1.59%  4.11%     4.38%       N/A                 *
Retirement Portfolio...............
Class A.............  1.11%  4.05%     4.18%       N/A           5/28/74
90 day T-bill.......  1.59%  4.11%     4.38%       N/A                 *

/(1)/ Represents previously issued Class C shares which were renamed Class L shares on June 12, 1998.
/(2)/ Represents previously issued Class B shares which were renamed Class C shares on November 7, 1994 and renamed Class L shares on June 12, 1998.
/(3)/ Represents previously issued Class C shares which were renamed Class Y shares on November 7, 1994.
  *    Index comparison begins on December 31, 1992.

                      7 day yield as of December 31, 2002

                                                                     Retirement
                         Cash Portfolio       Government Portfolio   Portfolio
                     Class A Class L Class Y Class A Class L Class Y  Class A
7 day yield.........  0.91%   0.91%   1.06%   0.86%   0.86%   0.98%     0.78%


                                                      Smith Barney Mutual Funds

Fee table
   This table sets forth the fees and expenses you may pay if you invest in the funds' shares.

                               Shareholder fees

                                                                                 Cash Portfolio and
                                                                       All Funds Government Portfolio only
(fees paid directly from your investment)                               Class A  Class L      Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering
price)                                                                   None     None         None
Maximum deferred sales charge (load) (as a % of the lower of net
asset value at purchase or redemption)                                   None(1)  None         None

                        Annual fund operating expenses

                                                                                         Retirement
                                             Cash Portfolio       Government Portfolio   Portfolio
(expenses deducted from fund assets)     Class A Class L Class Y Class A Class L Class Y  Class A
Management fee/(2)/                       0.41%   0.41%   0.41%   0.43%   0.43%   0.43%     0.45%
Distribution and/or service (12b-1) fee   0.10    0.10     N/A    0.10    0.10     N/A      0.10
Other Expenses                            0.11    0.10    0.04    0.08    0.08    0.05      0.15
                                          ----    ----    ----    ----    ----    ----      ----
Total annual fund operating
expenses/(3)/                             0.62%   0.61%   0.45%   0.61%   0.61%   0.48%     0.70%

/(1)/ Class A shares exchanged from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the funds.
/(2)/ The manager may from time to time agree to waive part or all of its management fees and reimburse a fund for other expenses above a specified limit.
/(3)/ The manager has voluntarily agreed to limit total annual fund operating expenses to 0.70% of the fund's average daily net assets. The manager may change or eliminate these expense limits at any time on fourteen day's prior notice to shareholders.


Smith Barney Money Funds, Inc.

Example
   This example helps you compare the costs of investing in the funds with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

  .   You invest $10,000 in the fund for the period shown
  .   Your investment has a 5% return each year
  .   You reinvest all distributions and dividends without a sales charge
  .   Redemption of all your shares at the end of the period
  . Each fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                      Number of years you own your shares

                          1 year      3 years      5 years       10 years
Cash Portfolio...........
 Class A.................   $63        $199         $346           $774
 Class L.................   $62        $195         $340           $762
 Class Y.................   $46        $144         $252           $567
Government Portfolio.....
 Class A.................  $ 62        $195         $340           $762
 Class L.................  $ 62        $195         $340           $762
 Class Y.................  $ 49        $154         $269           $604
Retirement Portfolio.....
 Class A.................   $72        $224         $390           $871


                                                      Smith Barney Mutual Funds

                                  Management

   Manager The funds' investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the funds' investments and oversees their operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

   Management fees During the fiscal year ended December 31, 2002, the manager received a management fee equal to the amount shown below:

                                Management fee as a percentage of
Fund                           the fund's average daily net assets
Cash Portfolio................                0.41%
Government Portfolio..........                0.43%
Retirement Portfolio..........                0.45%

   Distribution plan The funds have adopted a Rule 12b-1 distribution plan for their Class A and, if applicable, Class L shares. Under the plan, the funds pay service fees.

   In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

   Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the funds' transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the funds' sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.


Smith Barney Money Funds, Inc.

                       Choosing a class of shares to buy

   Retirement Portfolio is available only through qualified retirement plans and offers only Class A shares. For Cash Portfolio and Government Portfolio, you can choose between two classes of shares: Classes A and Y. Class L shares are available only to certain retirement plans opened prior to June 21, 1996. Each class has different expenses, allowing you to choose the class that best meets your needs.

   You may buy shares from:

  . A broker-dealer, financial intermediary, financial institution or the distributor's financial consultants (each called a "Service Agent")
  . Each fund, but only if you are investing through certain qualified plans or Service Agents

   All funds and classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

   Investment minimums--Cash Portfolio and Government Portfolio Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                       Initial       Additional
                                                 Class A   Class Y   All Classes
General......................................... $1,000  $15 million     $50
IRAs, Self Employed Retirement Plans, Uniform
 Gifts or Transfers to Minor Accounts...........  $250   $15 million     $50
Qualified Retirement Plans*.....................  $25    $15 million     $25
Simple IRAs.....................................   $1        n/a         $1

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

   Investment minimums--Retirement Portfolio The minimum initial investment is $200; each additional investment must be $1 or more.


                                                      Smith Barney Mutual Funds

                         Comparing the funds' classes

   Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                            Class A    Class L       Class Y
                           all funds  for the Cash Portfolio and
                                      Government Portfolio only
Key features               .Higher    .Higher      .Must
                            annual     annual       invest at
                            expenses   expenses     least $15
                            than       than         million
                            Class Y    Class       .Lower
                                       Y            annual
                                                    expenses
                                                    than
                                                    either
                                                    Class A
                                                    or Class
                                                    L
----------------------------------------------------------------
Initial sales charge/(1)/  None       None         None
----------------------------------------------------------------
Deferred sales charge/(2)/ None       None         None
----------------------------------------------------------------
Annual service fees        0.10%      0.10%        None
                           of         of
                           average    average
                           daily net  daily
                           assets     net
                                      assets
----------------------------------------------------------------
Exchange privilege/(3)/    Class A    Class        Class Y
                           shares of  L            shares of
                           most       shares       most
                           Smith      of           Smith
                           Barney     most         Barney
                           funds      Smith        funds
                                      Barney
                                      funds
----------------------------------------------------------------

/(1)/Initial sales charges may apply if you exchange shares of the funds for shares of another Smith Barney fund.
/(2)/Shares exchanged from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the funds.
/(3)/Ask your Service Agent for the Smith Barney funds available for exchange.


Smith Barney Money Funds, Inc.

Class Y shares (available through certain Service Agents)
   You may buy Class Y shares of Cash Portfolio or Government Portfolio at net asset value with no initial sales charge. To purchase Class Y shares, you must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of a fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

                            Deferred sales charges

   If Class A shares of the Cash Portfolio or Government Portfolio are acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the original deferred sales charge will apply to these shares. If you redeem any of these shares within 12 months of the date you purchased shares of the original fund, the funds' shares may be subject to a deferred sales charge of 1.00%.

   The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

   In addition, you do not pay a deferred sales charge on:

  .   Shares exchanged for shares of another Smith Barney fund
  .   Shares that represent reinvested distributions and dividends
  .   Shares that are no longer subject to the deferred sales charge

   Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

   The fund's distributor receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.


                                                      Smith Barney Mutual Funds

Deferred sales charge waivers
   The deferred sales charge that may be applicable to Class A shares will generally be waived:

  .   On certain distributions from a retirement plan
  .   For involuntary redemptions of small account balances
  .   For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

                                 Buying shares

 Through a Service    You should contact your Service Agent to open a
             Agent brokerage account and make arrangements to buy shares.

                      If you do not provide the following information,
                   your order will be rejected:

                   .    Specific fund being bought
                   .    Class of shares being bought
                   .    Dollar amount or number of shares being
                         bought

                      Your Service Agent may charge an annual account
                   maintenance fee.
 -----------------------------------------------------------------------------
  Through the fund    Qualified retirement plans and certain other
                   investors who are clients of certain Service Agents are
                   eligible to buy shares directly from the fund.

                   .    Write the funds at the following address:
                       Smith Barney Money Funds, Inc.
                       (Specify Portfolio and Class of Shares)
                       c/o PFPC Global Fund Services
                       P.O. Box 9699
                       Providence, RI 02940-9699

                   .    Enclose a check to pay for the shares. For initial
                         purchases, complete and send an account
                         application.
                   .    For more information, please call Smith Barney
                         Shareholder Services at 1-800-451-2010.

               For more information, contact your Service Agent or the transfer agent or consult the SAI.


Smith Barney Money Funds, Inc.

                               Exchanging shares

        Smith Barney    You should contact your Service Agent to exchange
offers a distinctive into other Smith Barney funds. Be sure to read the family of funds prospectus of the fund into which you are exchanging.
    tailored to help An exchange is a taxable transaction.
    meet the varying
       needs of both .    You may exchange shares only for shares of the
     large and small       same class of another Smith Barney fund. Not
           investors       all Smith Barney funds offer all classes
                     .    Not all Smith Barney funds may be offered in
                           your state of residence. Contact your Service
                           Agent or the transfer agent for further
                           information
                     .    Exchanges of Class A and Class L shares are
                           subject to minimum investment requirements
                           and all shares are subject to the other
                           requirements of the fund into which exchanges
                           are made
                     .    If you hold share certificates, the applicable
                           sub-transfer agent must receive the certificates
                           endorsed for transfer or with signed stock
                           powers (documents transferring ownership of
                           certificates) before the exchange is effective
                     .    The fund may suspend or terminate your
                           exchange privilege if you engage in an
                           excessive pattern of exchanges
-----------------------------------------------------------------------------------
       Sales charges    Your shares may be subject to an initial sales charge
                     at the time of the exchange.

                        Your deferred sales charge (if any) will continue to
                     be measured from the date of your original purchase of
                     shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge,
                     you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge
                     will not be reduced.
-----------------------------------------------------------------------------------


                                                      Smith Barney Mutual Funds

   By telephone    If you do not have a brokerage account with a
                Service Agent, you may be eligible to exchange shares
                through the fund. You must complete an authorization
                form to authorize telephone transfers. If eligible, you
                may make telephone exchanges on any day the New
                York Stock Exchange is open. Call Smith Barney
                Shareholder Services at 1-800-451-2010 between 9:00
                a.m. and 4:00 p.m. (Eastern time). Requests received
                after 12:00 p.m., Eastern time are priced at the net asset value next determined.

                   You can make telephone exchanges only between
                accounts that have identical registrations.
   --------------------------------------------------------------------------
        By mail    If you do not have a brokerage account, contact
                your Service Agent or write to the sub-transfer agent at
                the address below.

                               Redeeming shares

    Generally    Contact your Service Agent to redeem shares of the
              funds.

                 If you hold share certificates, the sub-transfer agent
              must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation,
              other documents may be required.

                 Your redemption proceeds generally will be sent
              within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service
              Agent, your redemption proceeds will be placed in your
              account and not reinvested without your specific
              instruction. In other cases, unless you direct otherwise,
              your redemption proceeds will be paid by check mailed
              to your address of record.
    ------------------------------------------------------------------------


Smith Barney Money Funds, Inc.

     By mail    For accounts held directly at the fund, send written
             requests to the fund at the following address:

                 Smith Barney Money Funds, Inc.
                 (Specify Portfolio and Class of Shares)
                 c/o PFPC Global Fund Services
                 P.O. Box 9699
                 Providence, RI 02940-9699

                Your written request must provide the following:

             . The name of the fund and account number
             . The class of shares and the dollar amount or number
               of shares to be redeemed
             . Signatures of each owner exactly as the account is
               registered
-------------------------------------------------------------------------------
By telephone If you do not have a brokerage account with a Service
             Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
             Stock Exchange is open. Call the transfer agent at 1-
             800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern
             time). Requests received after 12:00 p.m., Eastern time, are priced at the net asset value next determined.

             Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
             (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents.
             The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

             For more information, contact your Service Agent or consult the SAI.

                                                      Smith Barney Mutual Funds

                 Other things to know about share transactions

   When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

  .   Name of the fund
  .   Account number
  .   Class of shares being bought, exchanged or redeemed
  .   Dollar amount or number of shares being bought, exchanged or redeemed
  .   Signature of each owner exactly as the account is registered

   A request to purchase shares becomes effective only when a Service Agent, the transfer agent or the sub-transfer agent receives, or converts the purchase amount into federal funds.

   The funds' sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

   Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

  .   Are redeeming over $50,000
  . Are sending signed share certificates or stock powers to the sub-transfer agent
  . Instruct the sub-transfer agent to mail the check to an address different from the one on your account
  .   Changed your account registration
  .   Want the check paid to someone other than the account owner(s)
  . Are transferring the redemption proceeds to an account with a different registration

   You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

   Each fund has the right to:

  .   Suspend the offering of shares
  .   Waive or change minimum and additional investment amounts


Smith Barney Money Funds, Inc.

  .   Reject any purchase or exchange order
  .   Change, revoke or suspend the exchange privilege
  .   Suspend telephone transactions
  . Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
  . Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

   Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts and $100 for Retirement Portfolio) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

   The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

   Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the funds may limit additional purchases and/or exchanges by the shareholder.

   Share certificates The funds do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.

                                                      Smith Barney Mutual Funds

                      Dividends, distributions and taxes

   Dividends and distributions Each fund declares a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. Income dividends are paid monthly. Each fund generally makes capital gain distributions, if any, once a year, typically in December. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class that you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

   Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. However, distributions from the Retirement Portfolio are not taxable to the qualified retirement plans that hold its shares.

    Transaction                           Federal tax status
    Redemption or exchange of shares..... Usually no gain or loss; loss may result to extent of any deferred
                                          sales charge
    Long-term capital gain distributions  Long-term capital gain
    Short-term capital gain distributions Ordinary income
    Dividends                             Ordinary income

   Each fund anticipates that it will normally not earn or distribute any long-term capital gains.

After the end of each year, each fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the funds.


Smith Barney Money Funds, Inc.

                                  Share price

   You may buy, exchange or redeem shares at their net asset value, plus applicable sales charge, next determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. Each fund calculates its net asset value at noon, Eastern time, every day the New York Stock Exchange is open. The New York Stock Exchange is closed on certain holidays listed in the SAI.

   Each fund uses the amortized cost method to value its portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

Form of purchase payment                  Purchase is effective and dividends begin
..Payment in federal funds                 If received before noon, At noon, Eastern
..Having a sufficient cash balance in your Eastern time:            time, on that day
 account with a Service Agent
                                          If received after noon:  At noon the next
                                                                   business day
------------------------------------------------------------------------------------
..Other forms of payment, with con-        At noon on the next business day
 version into, or advance of, federal
 funds by a Service Agent
..Other forms of payment received by the
 transfer agent
------------------------------------------------------------------------------------

   Service Agents must transmit all orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.


                                                      Smith Barney Mutual Funds

                             Financial highlights

   The financial highlights tables are intended to help you understand the performance of each fund's classes for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables have been audited by KPMG LLP, independent auditors, whose report, along with the funds' financial statements, is incorporated by reference and is available upon request.

Cash Portfolio

  For a Class A share of capital stock outstanding throughout each year ended December 31:

                                       2002     2001     2000     1999     1998
---------------------------------------------------------------------------------
Net asset value, beginning of year... $ 1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
---------------------------------------------------------------------------------
  Net investment income..............   0.013   0.037    0.058    0.046    0.050
---------------------------------------------------------------------------------
Dividends from net investment  income  (0.13)  (0.037)  (0.058)  (0.046)  (0.050)
---------------------------------------------------------------------------------
Net asset value, end of year......... $ 1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
---------------------------------------------------------------------------------
Total return.........................   1.28%   3.78%    5.98%    4.73%    5.07%
---------------------------------------------------------------------------------
Net assets, end of year (billions)... $   23  $   32   $   55   $   45   $   40
---------------------------------------------------------------------------------
Ratios to average net assets:........
  Expenses/(1)/......................   0.62%   0.59%    0.57%    0.62%    0.63%
  Net investment income..............   1.27    3.93     5.84     4.63     4.95
---------------------------------------------------------------------------------

/(1)/ As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%


Smith Barney Money Funds, Inc.

Cash Portfolio

  For a Class L(1) share of capital stock outstanding throughout each year ended December 31:

                                          2002     2001     2000     1999 1998/(1)/
-----------------------------------------------------------------------------------
Net asset value, beginning of year... $  1.00  $ 1.00   $ 1.00   $ 1.00    $ 1.00
-----------------------------------------------------------------------------------
  Net investment income..............   0.013    0.037    0.058    0.047     0.050
-----------------------------------------------------------------------------------
Dividends from net investment  income  (0.013)  (0.037)  (0.058)  (0.047)   (0.050)
-----------------------------------------------------------------------------------
Net asset value, end of year......... $  1.00  $ 1.00   $ 1.00   $ 1.00    $ 1.00
-----------------------------------------------------------------------------------
Total return.........................    1.29%   3.81%    6.01%    4.78%     5.12%
-----------------------------------------------------------------------------------
Net assets, end of year (000s)....... $   347  $  304   $  193   $  582    $  412
-----------------------------------------------------------------------------------
Ratios to average net assets:........
  Expenses/(2)/......................    0.61%   0.56%    0.54%    0.57%     0.59%
  Net investment income..............    1.28    3.53     5.58     4.70      5.07
-----------------------------------------------------------------------------------

/(1)/  On June 12, 1998 Class C shares were renamed Class L shares.
/(2)/ As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%


                                                      Smith Barney Mutual Funds

Cash Portfolio

  For a Class Y share of capital stock outstanding throughout each year ended December 31:

                                     2002     2001     2000     1999     1998
-------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
  Net investment income...........   0.014    0.039    0.060    0.048    0.052
-------------------------------------------------------------------------------
Dividends from net investment
 income                             (0.014)  (0.039)  (0.060)  (0.048)  (0.052)
-------------------------------------------------------------------------------
Net asset value, end of year...... $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
Total return......................    1.45%   3.94%    6.17%    4.91%    5.29%
-------------------------------------------------------------------------------
Net assets, end of year (millions) $    63  $   60   $   25   $   67   $  159
-------------------------------------------------------------------------------
Ratios to average net assets:.....
  Expenses/(1)/...................    0.45%   0.40%    0.38%    0.42%    0.42%
  Net investment income...........    1.44    3.96     5.92     4.76     5.17
-------------------------------------------------------------------------------

/(1)/ As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%



Smith Barney Money Funds, Inc.

Government Portfolio

  For a Class A share of capital stock outstanding throughout each year ended December 31:

                                            2002     2001   2000     1999     1998
------------------------------------------------------------------------------------
Net asset value, beginning of year..... $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
------------------------------------------------------------------------------------
Net investment income                      0.012   0.036    0.057    0.045    0.049
------------------------------------------------------------------------------------
Less distributions from:...............
  Dividends from net investment income.  (0.012)  (0.036)  (0.057)  (0.045)  (0.049)
------------------------------------------------------------------------------------
Net asset value, end of year........... $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
------------------------------------------------------------------------------------
Total return...........................    1.22%   3.67%    5.85%    4.60%    5.00%
------------------------------------------------------------------------------------
Net assets, end of year (billions)..... $     3  $    4   $    6   $    5   $    5
------------------------------------------------------------------------------------
Ratios to average net assets:..........
  Expenses/(1)/........................    0.61%   0.56%    0.59%    0.61%    0.60%
  Net investment income................    1.21    3.74     5.71     4.50     4.88
------------------------------------------------------------------------------------

/(1)/ As result of a voluntary expense limitation, expense ratios will not exceed 0.70%


                                                      Smith Barney Mutual Funds

Government Portfolio

  For a Class L/(1)/ share of capital stock outstanding throughout each year ended December 31:

                                        2002     2001     2000     1999     1998
----------------------------------------------------------------------------------
Net asset value, beginning of year... $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
----------------------------------------------------------------------------------
 Net investment income                  0.012    0.036    0.057    0.045    0.049
----------------------------------------------------------------------------------
Dividends from net investment  income  (0.012)  (0.036)  (0.057)  (0.045)  (0.049)
----------------------------------------------------------------------------------
Net asset value, end of year......... $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
----------------------------------------------------------------------------------
Total return.........................    1.21%   3.68%    5.87%    4.62%    5.01%
----------------------------------------------------------------------------------
Net assets, end of year (000s)....... $   131  $  123   $  121   $  113   $  206
----------------------------------------------------------------------------------
Ratios to average net assets:........
  Expenses/(2)/......................    0.61%   0.63%    0.58%    0.59%    0.59%
  Net investment income..............    1.21    3.53     5.70     4.47     4.94
----------------------------------------------------------------------------------

/(1)/ On June 12, 1998, Class C shares were renamed Class L shares.
/(2)/ As a result of voluntary expense limitation, expense ratios will not exceed 0.70%


Smith Barney Money Funds, Inc.

Government Portfolio

  For a Class Y share of capital stock outstanding throughout each year ended December 31:

                                     2002     2001     2000      1999     1998
--------------------------------------------------------------------------------
Net asset value, beginning of
 year............................. $  1.00  $ 1.00   $  1.00   $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Net investment income.............    0.013   0.037     0.058    0.047    0.050
--------------------------------------------------------------------------------
Dividends from net investment
 income...........................  (0.013)  (0.037)   (0.058)  (0.047)  (0.050)
--------------------------------------------------------------------------------
Net asset value, end of year...... $  1.00  $ 1.00   $  1.00   $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total return......................    1.35%   3.78%     6.02%    4.78%    5.13%
--------------------------------------------------------------------------------
Net assets, end of year (millions)   1.789  $   21   $    20   $    8   $    4
--------------------------------------------------------------------------------
Ratios to average net assets:.....
  Expenses/(1)/...................    0.48%   0.44%     0.44%    0.45%    0.48%
  Net investment income...........    1.38    3.69      5.85     4.64     5.06
--------------------------------------------------------------------------------

/(1)/ As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%



                                                      Smith Barney Mutual Funds

Retirement Portfolio

  For a Class A share of capital stock outstanding throughout each year ended December 31:

                                     2002     2001    2000//   1999//   1998//
-------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
Net investment income/(2)/........    0.011   0.035    0.057    0.046    0.049
-------------------------------------------------------------------------------
Less distributions from:..........
  Dividends from net investment
   income.........................  (0.011)  (0.035)  (0.057)  (0.046)  (0.049)
-------------------------------------------------------------------------------
Net asset value, end of year...... $  1.00  $ 1.00   $ 1.00   $ 1.00   $ 1.00
-------------------------------------------------------------------------------
Total return......................    1.11%   3.60%    5.89%    4.65%    5.04%
-------------------------------------------------------------------------------
Net assets, end of year (millions) $   821  $  990   $1,882   $1,704   $1,682
-------------------------------------------------------------------------------
Ratios to average net assets:.....
  Expenses/(1)(2)/................    0.70%   0.69%    0.68%    0.69%    0.70%
  Net investment income...........    1.11    3.78     5.74     4.55     4.92
-------------------------------------------------------------------------------

/(1)/ As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%.
/(2)/ The investment manager waived a portion of its management fees for the years ended December 31, 1999 and 1998. If such fees were not waived, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                               Per Share Decreases to    Expense Ratios
                               Net Investment Income  Without Reimbursement
1999..........................        $0.0001                 0.71%
---------------------------------------------------------------------------
1998..........................         0.0002                 0.72
---------------------------------------------------------------------------


Smith Barney Money Funds, Inc.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed(R)

Cash Portfolio

Government Portfolio

Retirement Portfolio

Each an investment portfolio of Smith Barney Money Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year or period.

The funds send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this prospectus.

You can make inquiries about the funds or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the funds at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-02490)
FD2322 4/03

                                April 30, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                        SMITH BARNEY MONEY FUNDS, INC.
                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010
                                Class A Shares
                                Class L Shares
                                Class Y Shares

   Smith Barney Money Funds, Inc. (the "Company") currently offers its shares in three Portfolios (each, a "fund"):

                                Cash Portfolio
                             Government Portfolio
                             Retirement Portfolio

   Each Fund is a money market fund that invests in high quality money market instruments. The Funds seek to provide:

                                 Daily Income
                                  Convenience
                                Daily Liquidity
                         Stability of Net Asset Value

   This Statement of Additional Information is not a Prospectus. It is intended to provide more detailed information about the Company and the funds as well as matters discussed in the April 30, 2003 Prospectus applicable to your class of shares and, therefore, should be read in conjunction with such Prospectus. The Prospectus may be obtained from your Citigroup Global Markets Inc. ("CGM") Financial Consultant, a PFS Investments Inc. ("PFS") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent") or by writing or calling the Company at the address or phone number set forth above.

                                 CONTENTS
Directors and Executive Officers...........................................   2
Investment Objectives and Management Policies..............................   6
Risk Factors...............................................................   9
Investment Restrictions and Fundamental Policies...........................  10
Computation of Yield.......................................................  11
Valuation of Shares and Amortized Cost Valuation...........................  12
IRA and Other Prototype Retirement Plans...................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
PFS Accounts...............................................................  18
Exchange Privilege.........................................................  19
Taxes......................................................................  19
Investment Management and Other Services...................................  22
Additional Information about the Funds.....................................  26
Voting Rights..............................................................  26
Other Information..........................................................  29
Financial Statements.......................................................  30
Appendix A--Securities Ratings............................................. A-1

   There can be no assurance that a fund will achieve its investment objective.

   Shares of the funds are not insured or guaranteed by the U.S. Government. There is no assurance that each fund will be able to maintain a stable net asset value of $1.00 per share.

                            MANAGEMENT OF THE FUND

Directors and Executive Officers

   The Directors and Officers of the Company, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") that the Directors oversee, and other directorships held by the Directors are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the Company and any other investment companies associated with Citigroup.

   The table below identifies those Directors and Officers who are "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described as in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Company, as defined in the 1940 Act, and are referred to as "Independent Directors."

                                   Term of                                     Number of
                                   Office*                                    Portfolios
                                     and                                        in Fund
                       Position(s) Length                                       Complex
                        Held with  of Time      Principal Occupation(s)        Overseen   Other Directorships
Name, Address, and Age    Fund     Served         During Past 5 Years         by Director  Held by Director
---------------------- ----------- ------- ---------------------------------- ----------- --------------------
INDEPENDENT DIRECTORS
Lee Abraham             Director    Since  Retired; Former Chairman and           28      Signet Group PLC
13732 LeHavre Drive                 1999   CEO of Associated
Frenchman's Creek                          Merchandising Corp., a major
Palm Beach Gardens, FL                     retail merchandising organization.
33410                                      Former Director of Galey & Lord,
Age 75                                     Liz Claiborne, R.G. Barry
                                           Corporation

Allan J. Bloostein      Director    Since  President of Allan Bloostein           35      Taubman Centers Inc.
27 West 67th Street                 1999   Associates, a consulting firm.
Apt. 5FW                                   Former Director of CVS
New York, NY 10023                         Corporation
Age 72

Jane F. Dasher          Director    Since  Controller of PBK                      28      None
Korsant Partners                    1999   Holdings Inc., a family
283 Greenwich Avenue                       investment company
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley         Director    Since  Retired                                19      None
3668 Freshwater Drive               1982
Jupiter, FL 33477
Age 80

Richard E. Hanson, Jr.  Director    Since  Retired; Former Head of the New        28      None
2751 Vermont Route 140              1999   Atlanta Jewish Community High
Poultney, VT 05764                         School, Atlanta, Georgia
Age 61

Dr. Paul Hardin         Director    Since  Professor of Law & Chancellor          36      None
12083 Morehead                      1994   Emeritus at the University of
Chapel Hill, NC                            North Carolina
27514-8426
Age 71

Roderick C. Rasmussen   Director    Since  Investment Counselor                   28      None
9 Cadence Court                     1982
Morristown, NJ 07960
Age 76

                                        Term of                                   Number of
                                        Office*                                  Portfolios
                                          and                                      in Fund
                          Position(s)   Length                                     Complex
                           Held with    of Time     Principal Occupation(s)       Overseen   Other Directorships
Name, Address, and Age       Fund       Served        During Past 5 Years        by Director  Held by Director
----------------------   -------------- ------- -------------------------------- ----------- -------------------

John P. Toolan           Director        Since  Retired                              28      John Hancock Funds
7202 Southeast Golf                      1992
Ridge Way
Hobe Sound, FL 33455
Age 72

INTERESTED DIRECTOR:
R. Jay Gerken**          Chairman,       Since  Managing Director of CGM;            225     None
CGM                      President and   2002   Chairman, President and Chief
399 Park Avenue          Chief                  Executive Officer of Smith
4th Floor                Executive              Barney Fund Management LLC
New York, NY 10022       Officer                ("SBFM"), Travelers Investment
Age 52                                          Adviser, Inc. (''TIA") and Citi
                                                Fund Management Inc.
OFFICERS:
Lewis E. Daidone         Senior Vice     Since  Managing Director of CGM;            N/      N/A
CGM                      President and   1990   formerly Chief Financial Officer      A
125 Broad Street         Chief                  and Treasurer of mutual funds
11th Floor               Administrative         affiliated with Citigroup Inc.;
New York, NY 10004       Officer                Director and Senior Vice
Age 45                                          President of SBFM and TIA

Richard L. Peteka        Chief           Since  Director and Head of Internal        N/      N/A
CGM                      Financial       2002   Control for Citigroup Asset          A
125 Broad Street         Officer and            Management ("CAM") U.S.
11th Floor               Treasurer              Mutual Fund Administration from
New York, NY 10004                              1999-2002; Vice President, Head
Age 41                                          of Mutual Fund Administration
                                                and Treasurer at Oppenheimer
                                                Capital from 1996-1999

Martin R. Hanley         Vice            Since  Portfolio Manager                    N/      N/A
CGM                      President and   1993                                        A
399 Park Avenue          Investment
4th Floor                Officer
New York, NY 10022
Age 35

Kevin Kennedy            Vice President  Since  Portfolio Manager                    N/      N/A
CAM                      and             2001                                        A
399 Park Avenue          Investment
4th Floor                Officer
New York, NY 10022
Age 48

Kaprel Ozsolak           Controller      Since  Vice President of CGM                N/      N/A
CGM                                      2002                                        A
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor       Secretary       Since  Managing Director of CGM;            N/      N/A
CGM                                      1987   General Counsel and Secretary of     A
300 First Stamford Place                        SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Director who is an "interested person" of the Company as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

   The business affairs of each fund are managed by or under the direction of the Board of Directors.

   The Board has a standing Audit Committee comprised of the Independent Directors that includes Abraham, Dasher and Toolan. The Audit Committee met once during the funds' last fiscal year to review the internal and external accounting procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

   The Board also has a standing Administrative and Governance Committee comprised of Abraham, Hanson and Foley, Independent Directors. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board and acts as Compensation Committee of the Board of Directors. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Board also has an Investment Performance Committee comprised of Bloostein, Hardin, Rasmussen and Toolan, responsible for reviewing the investment performance of the Fund. The directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors"). The Fund has a pricing committee composed of all directors which is charged with determining fair value prices for securities when required.

   The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2002:

                                                    Aggregate Dollar Range of Equity*
                                                 Securities in All Registered Investment
                        Dollar Range of Equity*     Companies Overseen by Director in
   Name of Director    Securities in the Company     Family of Investment Companies
   ----------------    ------------------------- ---------------------------------------
Lee Abraham...........             A                                A
Allan J. Bloostein....             A                                E
Jane F. Dasher........             D                                D
Donald R. Foley.......             A                                E
R. Jay Gerken.........             A                                E
Richard E. Hanson, Jr.             A                                B
Paul Hardin...........             A                                E
Roderick C. Rasmussen.             A                                D
John P. Toolan........             A                                E

--------
* The dollar ranges are as follows:

  A = None
  B = $1-$10,000
  C = $10,001-$50,000
  D = $50,001-$100,000
  E = Over $100,000

   As of December 31, 2002 none of the Independent Directors, or his or her immediate family members, beneficially owned or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by CGM. Fees for directors who are not "interested persons" of the Company and who are directors of a group of funds sponsored by CGM are set at $60,000 per annum and are allocated based on the relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in-person meetings. In addition, these directors receive $500 per fund for each telephone meeting plus travel and out-of-pocket expenses incurred in connection with board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the group. During the fiscal year ended December 31, 2002 such expenses totaled $15,261.

                              COMPENSATION TABLE

                                                                Total Number of
                                                      Total     Funds for Which
                                      Aggregate   Compensation  Director Serves
                                    Compensation  from Fund and     within
         Name of Director           from the Fund Fund Complex   Fund Complex
         ----------------           ------------- ------------- ---------------
Lee Abraham........................    $28,072      $ 75,000           28
Allan J. Bloostein.................    $28,072      $122,250           35
Jane Dasher........................    $28,073      $ 76,600           28
Donald R. Foley*...................    $27,227      $ 75,000           28
Richard E. Hanson, Jr..............    $27,972      $ 73,900           28
Paul Hardin........................    $27,972      $132,300           36
R. Jay Gerken+.....................    $    --      $     --          225
Roderick C. Rasmussen*.............    $28,074      $ 75,200           28
John P. Toolan*....................    $27,873      $ 73,400           28

--------
+ Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of CGM and Chairman, President and Chief Executive Officer of SBFM, the Fund's investment adviser or "Manager".
  Designates a director who is an "interested person" of the Company.
* Pursuant to the Company's deferred compensation plan, the indicated directors have elected to defer the following amounts of their aggregate compensation from the Company: Donald R. Foley: $9,871, Roderick C. Rasmussen: $12,341 and John P. Toolan: $20,641, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $24,000, Roderick C.
  Rasmussen: $30,000 and John P. Toolan: $70,800.
  Upon attainment of age 72 the Company's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80 unless elected as a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Company's last fiscal year, aggregate compensation from the Company to Emeritus Directors totaled $21,000.

   As of April 4, 2003 directors and officers of the Company owned, in the aggregate, less than 1% of the outstanding shares of each of the funds.

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

   General. The Prospectus discusses each fund's investment objective and the policies each fund employs to achieve its objective. Each fund is an open-end, diversified management investment company under the 1940 Act. Each fund's investment manager is SBFM.

   The funds operate as money market funds, and utilize certain investment policies so that, to the extent reasonably possible, each fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis.

   Each fund's investments are limited to United States dollar-denominated instruments (and repurchase agreements thereon) that, at the time of acquisition (including any related credit enhancement features) have received a rating in one of the two highest categories (for Cash Portfolio, the highest category) for short-term debt obligations from the "Requisite NRSROs," securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission ("SEC") are the Standard & Poor's Division of The McGraw-Hill Companies Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc.

   The following is a description of the types of money market instruments in which each fund may invest:

   U.S. government obligations (each fund). Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Government National Mortgage Association, the Student Loan Marketing Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, the Export-Import Bank of the U.S., the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service, the Federal Financing Bank and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of the Student Loan Marketing Association) are supported only by the credit of the particular agency or instrumentality.

   Repurchase Agreements (each fund). Each fund may enter into repurchase agreements with respect to U.S. government securities and may engage in repurchase agreement transactions on portfolio securities. The funds may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The funds would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. In the event a tri-party repurchase agreement is utilized, the collateral can be held by a third party. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the funds may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the funds' portfolio manager. The portfolio manager will continue to monitor creditworthiness of the seller under a repurchase agreement. The portfolio manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the 1940 Act.

   The following are permitted investments for the Cash Portfolio and Retirement Portfolio; the Government Portfolio will invest only in U.S. Government obligations and repurchase agreements secured by those obligations.

   Commercial Paper and Other Short-term Obligations (Cash Portfolio and Retirement Portfolio). Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs. Short-term obligations also include mortgage-related or asset-backed debt or debt-like instruments, including pass-through certificates representing participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality ratings from NRSROs. Commercial paper and such other short-term obligations will be rated in the highest category for short-term debt obligations by the requisite NRSROs at the time of acquisition by a fund, or will be unrated securities determined to be comparable thereto.

   High Quality Corporate Obligations (Cash Portfolio and Retirement Portfolio). Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the two highest rating categories (the highest for Cash Portfolio) by the requisite NRSROs or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating. Each fund will invest only in corporate obligations with remaining maturities of 13 months or less.

   Bank Obligations (Cash Portfolio and Retirement Portfolio). Obligations (including certificates of deposit, bankers' acceptances and fixed time deposits) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit in denominations greater than $100,000 that are purchased by a fund will not be fully insured. The Cash Portfolio and Retirement Portfolio each will not purchase a fixed time deposit with an ultimate maturity of more than six months, and will limit its investment in fixed time deposits maturing from two business to seven calendar days and/or any other investments deemed to be illiquid to 10% of its net assets.

   The Cash Portfolio and Retirement Portfolio each will maintain at least 25% of its total assets invested in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. Each fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, the Cash Portfolio and Retirement Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, London, Nassau, Tokyo and Toronto.

   Municipal Obligations (Cash Portfolio and Retirement Portfolio). Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-1 or Aa or better by Moody's or, if not rated, determined by the Manager to be of comparable quality. Cash Portfolio only invests in municipal obligations rated in the highest short-term rating category. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance a fund's yield. Each of Cash Portfolio and Retirement Portfolio will not invest more than 10% of its total assets in municipal obligations.

   Time Deposits (Cash Portfolio and Retirement Portfolio). Cash Portfolio and Retirement Portfolio may invest in fixed time deposits with an ultimate maturity of not more than six months. In addition, each of these funds currently intends to limit investment in fixed time deposits with a maturity of two business days or more, when combined with other illiquid assets of the fund, so that not more than 10% of its assets would be invested in all such illiquid instruments. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

   Asset-Backed Securities (Cash Portfolio and Retirement Portfolio). Cash Portfolio and Retirement Portfolio may invest in asset-backed securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

   The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. In periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.

   Illiquid and Restricted Securities (Cash Portfolio and Retirement
Portfolio). Each fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A"). Each fund may also invest a portion of its assets in illiquid investments, which include repurchase agreements maturing in more than seven days. The Board of Directors may determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will monitor each fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The funds may also purchase restricted securities that are not registered under Rule 144A.

   The Articles of Incorporation of the Company permit the Board of Directors to establish additional funds of the Company from time to time. The investment restrictions applicable to any such additional fund would be established by the Board of Directors at the time such funds were established and may differ from those set forth above.

Other Investment Techniques

   The following pertains to each fund:

   Portfolio Turnover. Each fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, a fund may realize a gain or loss.

   Borrowing. Each fund may borrow money from banks for temporary or emergency purposes, including for the purpose of accommodating requests for the redemption of shares while effecting an orderly liquidation of portfolio securities, and not for leveraging purposes.

   Reverse Repurchase Agreements. The Government Portfolio may invest 33 1/3% of its total assets in reverse repurchase agreements and enter into reverse repurchase agreements with broker/dealers and other financial institutions, including the funds' custodian. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." Such transactions are advantageous only if the Government Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the Government Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Government Portfolio's assets. The funds' custodian bank will maintain a separate account for the Government Portfolio with securities having a value equal to or greater than such commitments.

                                 RISK FACTORS

   Interest Rate Risk. General changes in interest rates result in increases or decreases in the market value of the obligations held by a fund (but do not affect the amortized cost valuations). The market value of the obligations held by each fund can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, each fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, each fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its investments, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur.

   Foreign Investments (Cash Portfolio and Retirement Portfolio). Investments in securities issued by foreign banks or foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Cash Portfolio and Retirement Portfolio may invest in Eurodollar and Yankee obligations, which are certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. The risks of Eurodollar obligations include the possibility that a foreign government will not allow U.S. dollar-denominated assets to leave the foreign country and the possibility that adverse political or economic developments will affect investments in a foreign country.

               INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

   The funds are subject to following restrictions and policies that are "fundamental," which means that they cannot be changed without approval by a vote of a majority of the outstanding voting securities of a fund affected by the change, as defined in the 1940 Act and in accordance with Rule 18f-2 thereunder (see "Voting Rights").

   Fundamental Policies--Each fund. Without the approval of a majority of its outstanding voting securities, no fund may:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder. (However, since each of the funds operates as a money market fund under Rule 2a-7 under the Act, compliance with Rule 2a-7 is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.)

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent each fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies).

   Additional Fundamental Policies--Cash Portfolio and Retirement
Portfolio.  In addition to the fundamental policies stated above for all funds:

      1. Neither Cash Portfolio nor Retirement Portfolio may invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and each of Cash Portfolio and Retirement Portfolio reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

   Nonfundamental Policies. The funds are subject to the following restrictions and policies which are "non-fundamental" and which may be changed by the Company's Board of Directors without shareholder approval, subject to any applicable disclosure requirements. As a nonfundamental policy, no fund may:

      1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      2. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, or acquisition of assets.

      3. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

      4.  Invest in oil and gas interests.

      5.  Invest in any company for the purpose of exercising control.

      6.  Write or purchase put or call options.

   All of the foregoing restrictions that are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction. Notwithstanding any of the foregoing investment restrictions, each of the funds may invest up to 100% of its assets in U.S. Government Obligations.

                             COMPUTATION OF YIELD

   From time to time the Company may advertise the yield and effective yield of its funds. For Cash Portfolio and Government Portfolio, each fund may advertise the yield and effective yield of Class A, Class L and Class Y shares. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a fund or a class refers to the net investment income generated by an investment in the fund or the class over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the fund or the class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

   The yield and the effective yield for each fund for the seven-day period ended December 31, 2002, is set forth below. The Company quotes current yield of each fund and class by dividing the net change in the value of a hypothetical preexisting account having a balance of one share at the beginning of a recent seven-day base period by the value of the account at the beginning of the base period and multiplying this base period return by 365/7. Net change in account value is the value of additional shares purchased with dividends from original shares and dividends declared on both original shares and any additional shares, but does not include any changes in unrealized appreciation or depreciation. In addition, for each fund and class the Company may from time to time quote effective yield figures assuming the compounding of dividends. The effective yield will be slightly higher than the yield because of the compounding effect. The Company also quotes for each fund and class the average dollar-weighted portfolio maturity for the corresponding seven-day period.

                        Cash Portfolio*    Government Portfolio** Retirement Portfolio***
                     --------------------  --------------------   ----------------------
                     7 day 7 day effective 7 day  7 day effective 7 day  7 day effective
                     ----- --------------- -----  --------------- -----  ---------------
Class A............. 0.91%      0.92%      0.86%       0.86%      0.78%       0.78%
Class L............. 0.91       0.92       0.86        0.86         NA          NA
Class Y............. 1.06       1.07       0.90        0.99         NA          NA

--------
*  Average dollar-weighted portfolio maturity of 42 days.
** Average dollar-weighted portfolio maturity of 49 days.
*** Average dollar-weighted portfolio maturity of 41 days.

   Although principal is not insured and there can be no assurance that a $1.00 per share net asset value will be maintained, it is not expected that the net asset value of any fund's shares will fluctuate because the Company uses the amortized cost method of valuation. (See "Valuation of Shares and Amortized Cost Valuation.") Investors should bear in mind that yield is a function of the type, quality and maturity of the instruments in a fund and the fund's operating expenses. While current yield information may be useful, investors should realize that each fund's current yield will fluctuate, is not necessarily representative of future results and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time.

               VALUATION OF SHARES AND AMORTIZED COST VALUATION

   The net asset value per share of each fund is determined as of 12 Noon Eastern time on each day that the New York Stock Exchange ("NYSE") is open by dividing the fund's net assets attributable to each class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. Each fund may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. As noted above, each fund employs the amortized cost method of valuing portfolio securities and seeks to continue to maintain a constant net asset value of $1.00 per share.

   The Prospectus states that net asset value will be determined on any day the NYSE is open and that the net asset value may be determined on any day that the settlement of securities otherwise occurs. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

   The Company uses the "amortized cost method" for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of each fund's portfolio securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount from or premium to the stated principal amount of the security, regardless of the impact of fluctuating interest rates on its market value. The market value of portfolio securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yields to investors in a fund may differ somewhat from that obtained in a similar fund that uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the funds would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income.

   The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the funds' shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to maintain a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days and investing in securities with remaining maturities of only 13 months or less, there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund's price per share to change from $1.00.

                   IRA AND OTHER PROTOTYPE RETIREMENT PLANS

   Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Company or CGM; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension-IRA

   If you or your spouse have earned income, each of you may establish an Individual Retirement Account ("IRA") and make maximum annual contributions equal to the lesser of earned income or $3,000 ($3,500 if you are age 50 or older by the end of the year). Married couples where one spouse is non-working may contribute a total of $6,000 ($7,000 if both you and your spouse are age 50 or older by the end of the year) annually to their IRAs.

   If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 2003, a full deduction is permitted if your combined AGI is $60,000 or less ($40,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $60,000-$70,000 ($40,000-$50,000 for an unmarried individual); and no deduction when AGI is $70,000 ($50,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000, and no deduction is permitted for AGI of $160,000 or above.

   The rules applicable to so-called "Roth IRAs" differ from those described above.

   A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

   An employer who has established a Simplified Employee Pension-IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual deductible contribution of 25% (up to $40,000 for 2003) of each participant's compensation. Compensation is capped at $200,000 for 2003.

Paired Defined Contribution Prototype

   Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Company through the Smith Barney Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of participants of up to 25% of compensation, but not to exceed $40,000 for any individual participant. Additional deductions are allowed with respect to 401(k) contributions, provided total allocation to any individual participant may not exceed $40,000.

                              PURCHASE OF SHARES

   Cash Portfolio and Government Portfolio. The minimum initial investment for Class A is $1,000 for each Cash Portfolio and Government Portfolio account and the minimum subsequent investment is $50, except for purchases through (a) IRAs and Self-Employed Retirement Plans, for which the minimum initial and subsequent investments are $250 and $50, respectively, and (b) retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), for which the minimum initial and subsequent investments are $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, and Directors or Trustees of any Citigroup-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; (ii) the Bright Start(R) and Scholars Choice/SM/ College Savings Programs; and (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries). The minimum subsequent investment is $50.

   Class A and Class Y shares of the Cash Portfolio and Government Portfolio are available for purchase directly by investors. Class L shares of the Cash Portfolio and Government Portfolio are available for purchase only by Participating Plans (as defined under "Purchase of Shares--Smith Barney Retirement Programs") opened prior to June 21, 1996, either directly or as part of an exchange privilege transaction with certain other funds distributed by CGM. Class L shares of the Government Portfolio that represent previously issued "Class B" shares may only be redeemed or exchanged out of the fund.

   Retirement Portfolio. Shares of the Retirement Portfolio are offered exclusively to retirement plans under Sections 401 and 408 of the Code. To purchase these shares, a brokerage account for your retirement plan must be established with CGM upon completion of an account application available from your Service Agent. CGM has advised the fund that the minimum initial purchase is $200 for each Retirement Portfolio account, and subsequent investments may be $1.00 or more. CGM also has advised the fund that on each business day it will automatically invest all good funds of $1.00 or more in the brokerage account in full shares of the Retirement Portfolio, and there is no charge for this service.

   All funds' shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective, and income dividends begin to accrue, when the fund, CGM or an Introducing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of fund shares are paid for in Federal funds, which is required if shares are purchased through PFPC Global Fund Services ("PFPC" or the applicable "sub-transfer agent" with regard to CGM accounts), or are placed by an investor with sufficient Federal funds or cash balance in the investor's brokerage account with CGM or the Introducing Broker, the order becomes effective on the day of receipt if received prior to 12 noon, Eastern time, on any day the Fund calculates its net asset value. See "Valuation of Shares." Purchase orders received after 12 noon on any business day are effective as of the next time the net asset value is determined. When orders for the purchase of fund shares are paid for other than in Federal funds, CGM or the Introducing Broker, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the fund, CGM or the Introducing Broker.

   Smith Barney Retirement Programs. You may be eligible to participate in a retirement program sponsored by CGM or one of its affiliates. The Cash Portfolio and Government Portfolio each offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

   For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If the plan was opened on or after April 10, 2003 and a total of $3 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

   If the plan was opened on or after June 21, 1996 and prior to April 10, 2003 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

   If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

   A plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Retirement Program.

   For more information, call your Service Agent or the transfer agent.

   Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Retirement Programs, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a CGM retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

   Any participating plan in the Smith Barney Retirement Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Salomon Smith Barney Retirement Programs. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   Participating plans wishing to acquire shares of a fund through the Smith Barney Retirement Programs must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Service Agent.

   Letter of Intent--Class Y Shares (Cash and Government Portfolios). A Letter of Intent may be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased during such period will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or Citicorp Trust Bank, fsb (the "Transfer Agent") for further information.

                             REDEMPTION OF SHARES

   Shareholders may redeem their shares without charge on any day a fund calculates its net asset value. See "Valuation of Shares and Amortized Cost Valuation." Redemption requests received in proper form before 12 Noon, Eastern time, are priced at the net asset value as next determined on that day. Redemption requests received after 12 Noon, Eastern time, are priced at the net asset value next determined. Redemption requests must be made through a Service Agent through whom the shares were purchased, or, for PFS accounts, through Primerica Shareholders Services ("PSS"), except that shareholders who purchased shares of the fund from PFPC or PSS may also redeem shares directly through PFPC or PSS. A shareholder desiring to redeem shares represented by certificates also must present the certificates to a Service Agent, or PFPC or PSS endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by PFPC or PSS in proper form.

   Each fund normally transmits redemption proceeds on the business day following receipt of a redemption request but, in any event, payment will be made within three days thereafter, exclusive of days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. A shareholder who pays for fund shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.

   Fund shareholders who purchase securities through a Service Agent may take advantage of special redemption procedures under which Class A shares of the fund will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with a Service Agent. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securities but does not pay for them by the settlement date, the number of fund shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a deferred sales charge (see "Redemption of Shares--Deferred Sales Charge") are not eligible for such automatic redemption and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with a Service Agent may be margined to satisfy debit balances if sufficient fund shares that are not subject to any applicable deferred sales charge are unavailable. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify their Service Agent.

   A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC or PSS together with the redemption request. Any signature appearing on a written redemption request in excess of $50,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

   Telephone Redemption and Exchange Program. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the fund.)

   Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the Transfer Agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

   A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

   Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.

   Additional Information regarding Telephone Redemption and Exchange
Program. Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

  Deferred Sales Charge--Cash Portfolio and Government Portfolio

   Class A shares of the Cash Portfolio and Government Portfolio and Class L shares of the Government Portfolio that represent previously issued "Class B" shares acquired as part of an exchange privilege transaction, and were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a deferred sales charge, continue to be subject to any applicable deferred sales charge of the original fund. Therefore, such Class A and Class L shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a deferred sales charge of 1.00%. The amount of any deferred sales charge will be paid to and retained by CGM. The deferred sales charge will be assessed based on an amount equal to the account value at the time of redemption, and will not be imposed on increases in value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A and Class L shares have been held will be calculated from the date that the shares were initially acquired in one of the other Smith Barney Mutual Funds, and the amount of shares being redeemed will be considered to represent, as applicable, the value of capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain (if any) or increase the loss (if any), as the case may be, on redemption.

   The deferred sales charge on Class A and Class L shares, if any, will be waived on (a) exchanges (see "Exchange Privilege" below); (b) redemptions of shares within twelve months following the death or disability of the shareholder; (c) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2;
(d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

   For information concerning the deferred sales charge applicable to Class A and Class L shares acquired through the Smith Barney Retirement Programs, see "Purchase of Shares."

                                 PFS ACCOUNTS

   Initial purchases of the Cash Portfolio--Class A shares must be made through a PFS Investments Inc. Registered Representative by completing the appropriate application. The completed application must be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments must be sent directly to PSS. In processing applications and investments, Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb), the Transfer Agent acts as agent for the investor and for PFS Investments and also as agent for the Distributor, in accordance with the terms of the Prospectus. If the Transfer Agent ceases to act as such, a successor company named by the Company will act in the same capacity so long as the account remains open.

   Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. PSS will process and mail usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two day air express for a $8 fee that will be deducted from the shareholder's account or by one day express for a $15 fee that will be deducted from the shareholder's account.

   PFS Distributors, Inc. pays to PFS Investments a promotional fee calculated as a percentage of the sales charge reallowed to PFS. The percentage used in the calculation is 3%.

   An Account Transcript is available at a shareholder's request which identifies every financial transaction in an account since it was opened. Additional copies of tax forms are available at the shareholder's request.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact PSS at (800) 544- 5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, he or she should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $250 and can be up to a maximum of $50,000. By requesting a purchase by telephone, you authorize PSS to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach PSS because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

                              EXCHANGE PRIVILEGE

   Except as otherwise noted below, shares of each class may be exchanged for shares of the same class in any of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A and Class L shares are subject to minimum investment requirements and all shares are subject to other terms or requirements of the fund into which exchanges are made and a sales charge may apply.

   Class A Exchanges. Class A shares of each fund will be subject to the applicable sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

   Class Y Exchanges. Class Y shareholders of a fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds above may do so without imposition of any charge.

   Additional Information Regarding Exchanges. The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the funds and their shareholders. Accordingly, if the Funds' management in its sole discretion determines that an investor is engaged in excessive trading, the funds, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The funds may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the funds will take no other action with respect to the shares until it receives further instructions from the investor. The funds' policy on excessive trading applies to investors who invest in the funds directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.

   During times of drastic economic or market conditions, the funds may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                                     TAXES

   The following is a summary of certain material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the funds by United States persons. This summary does not address all of the potential federal income tax consequences that may be applicable to a fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

   Each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, a fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

   The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Taxation of United States Shareholders

   Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

   Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares, unless the shareholder is a tax-exempt entity or the shares are held through a tax deferred retirement plan or account. Each fund anticipates that it will not make any long-term capital gain distributions. However, any such distributions would be taxable (for taxable shareholders) as long-term capital gain, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. No portion of a fund's distributions will be eligible for the dividends received deduction for corporations. Distributions in excess of a fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   If a shareholder redeems in full an account between payment days, all dividends declared up to and including the date of liquidation will be paid with the proceeds from the redemption of shares. The per share dividends of Class A and Class L shares of the Cash Portfolio and the Government Portfolio may be less than the per share dividends of Class Y shares of each such Portfolio principally as a result of the service fee applicable to Class A and Class L shares. Long-term capital gains, if any, will be in the same per share amount for each class and will be distributed annually.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss, if any, equal to the difference between the amount realized and his basis in his shares, unless the shareholder is a tax-exempt entity or the shares are held through a tax deferred retirement plan or account. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. A fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

   The foregoing is only a summary of certain material United States federal income tax consequences affecting the funds and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

   Manager. SBFM manages the day to day operations of each fund pursuant to management agreements entered into by the Company on behalf of each fund. Under the management agreements, the Manager offers each fund advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects of the business and affairs of each fund. It also furnishes each fund with executive and other personnel; management, bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the funds. SBFM is an indirect wholly-owned subsidiary of Citigroup Inc., a publicly owned financial services company. SBFM is an investment manager to investment companies that had assets under management as of March 31, 2003 of approximately $105.9 billion.

   The Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of directors, or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the independent trustees of the fund's board with such independent directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Advisory Agreement, the board, including the independent directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Advisory Agreement was in the best interests of the fund and its shareholders. The independent directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   For the years 2000, 2001 and 2002 the funds paid management fees as shown below:

   Fund                                           Management Fees
   ----                                --------------------------------------
                                           2000         2001         2002
                                       ------------ ------------ ------------
   Cash Portfolio..................... $193,310,073 $159,076,536 $108,717,599
   Government Portfolio...............   23,567,106 $ 21,124,677 $ 16,324,462
   Retirement Portfolio...............    7,602,080 $  5,842,660 $  3,987,026

   The respective funds' management agreements, which were approved by their shareholders on September 16, 1994 and became effective on November 21, 1994, and were most recently approved by the Board of Directors, including a majority of the Independent Directors of the Company on June 29, 2002 provide for compensation of the Manager accrued daily and paid monthly at the following annual rates:

                                                                        Management Fee as a
                                                                       Percentage of Average
Fund                                      Fund Asset Breakpoints         Daily Net Assets
----                                ---------------------------------- ---------------------
Cash Portfolio..................... First $6 billion                            0.45%
                                    Over $6 billion up to $12 billion          0.425%
                                    Over $12 billion up to $18 billion          0.40%
                                    Over $18 billion                            0.35%

Government Portfolio............... First $2.5 billion                          0.45%
                                    Over $2.5 billion up to $5 billion          0.40%
                                    Over $5 billion                             0.35%

Retirement Portfolio............... First $1 billion                            0.45%
                                    Over $1 billion up to $2 billion            0.40%
                                    Over $2 billion                             0.35%

   Each fund's management agreement further provides that all other expenses not specifically assumed by the Manager under the agreement are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books, performing portfolio valuations, and for rendering other services to the Company) and shareholder servicing agents, filing fees and expenses relating to the registration and qualification of the Company's shares under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements and prospectuses), expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the 1940 Act, fees of auditors and legal counsel, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, and all other costs incident to the Company's corporate existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to the relevant fund; general corporate expenses of the Company are allocated among all the funds on the basis of relative net assets. No sales or promotion expenses are incurred by the funds, but expenses incurred in complying with laws regulating the issue or sale of the Company's shares are not deemed sales or promotion expenses.

   The Manager has agreed that if in any fiscal year the total expenses of any fund, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 0.70% of the average daily net assets for that fiscal year of the fund, the Manager will reduce its fee to the extent of such excess, or reimburse any such excess amount to the relevant fund. The 0.70% voluntary expense limitation shall be in effect until it is terminated by 14 days' written notice to shareholders and by supplement to the then-current prospectus.

   Each fund's management agreement will continue in effect if specifically approved annually by a majority of the directors of the Company, including a majority of the directors who are not parties to such contract or "interested persons" of any such parry. Each agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. It may be amended or modified only if approved by vote of the holders of "a majority of the outstanding voting securities" of such fund as defined in the 1940 Act and rules thereunder which is discussed below under "Voting Rights."

   SBFM (manager/adviser) serves as investment adviser to the Fund pursuant to a written agreement ("Management Agreement"), which was most recently approved by the fund's board of trustees, including a majority of the trustees who are not interested persons of the Fund or CGM on June 26, 2002.

   SBAM (sub-adviser) serves as investment sub-adviser to the Fund pursuant to a written agreement ("Sub-Adviser Agreement"), which was most recently approved by the the fund's board of trustee's, including a majority of the trustees who are not interested persons of the Fund or CGM on June 26, 2002.

   Each agreement provides that the Manager is not liable for any act or omission in the course of or in connection with rendering services under the agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

   The term "Smith Barney" in the title of the Company has been adopted by permission of CGM, formerly Salomon Smith Barney, Inc. and is subject to the right of CGM to elect that the Company stop using the term in any form or combination of its name.

   Distributor. CGM, located at 388 Greenwich Street, New York, New York 10013 and PFS Distributors, Inc. serve as the funds' co-distributors pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Company's board of directors, including a majority of the Independent Directors, on March 15, 2000. Prior to and up to June 5, 2000, CFBDS, Inc. served as the funds' distributor.

   To compensate CGM and PFS Distributors for the service they provide and for the expense they bear under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.10% of the value of the fund's average daily net assets attributable to the Class A and Class L shares. The fund also pays PFS Distributors a service fee of 0.10% of the average daily net assets of Class A shares held in accounts at PFS Distributors.

   The following Plan fees were incurred under the Plan during the fiscal years indicated:

                                                 Class A
                                   -----------------------------------
         Portfolio                    2000        2001        2002
         ---------                 ----------- ----------- -----------
         Cash..................... $51,151,942 $41,084,796 $26,754,151
         Government...............   5,636,273   5,019,811   3,747,887
         Retirement...............   1,775,178   1,382,102     886,006

                                                 Class L
                                   -----------------------------------
         Portfolio                    2000        2001        2002
         ---------                 ----------- ----------- -----------
         Cash..................... $       265 $       283 $       310
         Government...............         119         129          89

   CGM and/or PFS Distributors incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to CGM Financial Consultants or PFS Registered Representatives and for accruals for interest on the excess of CGM and/or PFS Distributors expenses incurred in the distribution of the fund's shares over the sum of the distribution fees and deferred sales charge received by CGM and/or PFS Distributors are expressed in the following table:

                                     Financial              Mutual Fund
                                     Consultant    Branch    Marketing  Printing Interest
Fiscal Year Ended December 31, 2002 Compensation  Expenses   Expenses   Expenses Expenses
----------------------------------- ------------ ---------- ----------- -------- --------
            Cash...................  13,986,493  37,555,359  4,071,261  195,546    -0-
            Retirement.............     463,134     778,097    136,272    6,607    -0-
            Government.............   1,959,118   2,623,580    580,523   28,073    -0-

   Brokerage. The Manager places orders for the purchase and sale of securities for the funds. All of the portfolio transactions have been principal transactions with major dealers in money market instruments, on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by CGM.

   The following table lists holdings by each of the three portfolios of the following securities issued by broker/dealers who executed brokerage transactions on behalf of the Fund:

                                                             Value of
                                                           Shares Held
                                                        ------------------
                                                              As of
                                                        Fiscal Year Ending
                                                           December 31,
                                                               2002
                                                        ------------------
     Cash Portfolio
     --------------
     Broker/dealer
     -------------
        Goldman, Sachs and Co..........................    $469,767,000
        Morgan Stanley.................................     349,392,000
        Merrill Lynch and Co...........................     199,995,055
        J.P. Morgan Chase and Co.......................      99,934,000

     Government Portfolio
     --------------------
     Broker/dealer
     -------------
        Goldman, Sachs and Co..........................     200,000,000
        Merrill Lynch and Co...........................     200,000,000
        J.P. Morgan Chase and Co.......................       6,247,000

     Retirement Portfolio
     --------------------
        Morgan Stanley.................................      24,963,000
        Goldman, Sachs and Co..........................      19,973,000

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, their manager and principal underwriters have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   The Codes of Ethics of the funds, the manager and the principal underwriters are on file with the Securities and Exchange Commission.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   The Company, an open-end, diversified management investment company, was incorporated under Maryland law on May 28, 1974. The Company currently has outstanding three series of shares, representing shares in separate funds--the Cash Portfolio, the Government Portfolio and the Retirement Portfolio--and the Company's Board of Directors may authorize the creation of additional series of shares. Each share of a fund or class represents an equal proportionate interest in the net assets of that fund or class with each other share of the same fund or class and is entitled to such dividends and distributions out of the net income of that fund or class as are declared in the discretion of the Board. Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by fund or class except as otherwise required by the 1940 Act or Maryland law. In the event of the liquidation or dissolution of a fund or of the Company, shares of a fund are entitled to receive the assets belonging to that fund and a proportionate distribution of any general assets not belonging to any particular fund that are available for distribution based upon the relative net assets of the respective funds.

                                 VOTING RIGHTS

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Company. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Company have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

   Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by "vote of a majority of the outstanding voting securities" (as defined below) of each fund or class affected by the matter. Rule 18f-2 further provides that a fund or class shall be deemed to be affected by a matter unless it is clear that the interests of each fund or class in a matter are identical or that the matter does not affect any interest of the fund or class. Under the rule the approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding voting securities of the fund affected by the matter. The rule further provides that the ratification of independent public accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to fund.

   As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected fund or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected fund or class) are represented at the meeting in person or by proxy.

   As of April 4, 2003, to the knowledge of the fund and the board of directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned of record more than 5% of the outstanding shares of any Class of a fund with the exception of the following:

          Name & Address                                     Percent
          --------------                                     -------
          Retirement Portfolio
          Class A
          Smith Barney Multi Choice Trust................... 19.0503%
          Smith Barney Corporate Trust Co
          Two Tower Center
          P.O. Box 1063
          East Brunswick, NJ 08816-1063

          Cash Portfolio
          Class Y
          State Street Bank Trust TTEE...................... 44.0228%
          FBO Travelers 401K Plan
          105 Rosemont Ave.
          Westwood, MA 02090-2318

          Smith Barney...................................... 14.8919%
          Scholar's Choice Portfolio Six
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

          Smith Barney......................................  9.0538%
          Scholar's Choice Portfolio Five
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

          Smith Barney......................................  8.9255%
          Illinois College Pro Port 5
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

          Mr. Kevin J. Maher................................  7.4058%
          Mrs. Jana B. Maher Jtwros
          Miller Road
          New Vernon, NJ 07976

          Smith Barney......................................  5.3108%
          Scholar's Choice Portfolio 7
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

          Smith Barney......................................  5.2379%
          Illinois College Pro Port 6
          State Street Bank
          ATTN: James Casey
          61 Broadway
          New York, NY 10006-2701

         Name & Address                                       Percent
         --------------                                       -------
         Class L
         Dina K. Whitaker.................................... 30.9183%
         SSB IRA Custodian
         715 South Oregon Avenue
         Tampa, FL 33606

         Frontier Trust Company TTEE......................... 30.8013%
         HB Machine/Medtek
         401 K Profit Sharing Plan
         P.O. Box 87687
         Phoenix, AZ 85080-7687

         Cash Portfolio
         Class L
         Frontier Trust Company TTEE......................... 21.1656%
         Peer Bearing Company Union
         Employees Money Purchase Plan
         2200 Norman Drive South
         Waukegan, IL 60085

         SB Corp Trust Cust
         FBO Muriel Ouellette
         R/O IRA
         293 Paquette Ave
         Manchester, NH 03104

         Government Portfolio
         Class A
         Sanford I Weill,....................................  8.7098%
         c/o Cornelia Leo
         Citigroup Inc.
         399 Park Avenue, 3rd Floor
         New York, NY 10022-4610

         Class L
         Frontier Trust Company as TTEE...................... 69.2804%
         Southern Floral Company
         P.O. Box 1313
         Houston, TX 77251-1313

         Terry Donofrio...................................... 20.3265%
         SSB IRA Custodian
         21 Glenair Avenue
         Waldwick, NJ 07463-1214

         Walker Harris MD....................................   5.782%
         SSB IRA Rollover Custodian
         2860 Cromwell Drive
         Columbus, GA 31906-1219                               100.00%

         Class Y
         CSEA Employee Benefit Fund..........................  100.00%
         A Non-Profit Organization
         ATTN: Karl Bellinger/Director of Internal Operations
         1 Lear Jet Lane, Suite #1
         Latham, NY 12110-2313

   Custodian. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian of the funds' investments.

   Transfer and Dividend Disbursing Agent and Sub-Transfer Agents. Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb), located at 125 Broad Street, New York, New York 10004, serves as the Company's transfer, dividend disbursing and shareholder services agent. PFPC Global Fund Services, P.O. Box 9699, Providence, Rhode Island 02940-9699 serves as the Company's sub-transfer agent to render certain shareholder record keeping and accounting services functions. Primerica Shareholder Services serves as the sub-transfer agent for PFS accounts. Primerica Shareholder Services is located at 3100 Breckinridge Boulevard, Building 200, Duluth, Georgia 30099.

   Independent Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for each fund for its fiscal year ending December 31, 2003 to examine and report on each fund's financial statements and financial highlights.

   Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by each fund at the end of the period covered. In an effort to reduce the funds' printing and mailing costs, the funds consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the Transfer Agent.

   Minimum Account Size. The Company reserves the right to redeem involuntarily any shareholder's account in Cash Portfolio or Government Portfolio if the aggregate net asset value of the shares held in the account in either fund is less than $500 ($250 for IRA accounts), and to redeem involuntarily any shareholder's account in Retirement Portfolio if the aggregate net asset value of the shares held in the account is less than $100. With respect to Cash Portfolio and Government Portfolio, any applicable deferred sales charge will be deducted from the proceeds of this redemption. (If a shareholder has more than one account in these funds, each account must satisfy the minimum account size.) Before the Board of Directors of the Company elects to exercise such right, shareholders will receive prior written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary redemption.

                               OTHER INFORMATION

   Smith Barney mutual funds offer more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

      Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

      We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

      Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

      Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                             FINANCIAL STATEMENTS

   The Company's Annual Report for the fiscal year ended December 31, 2002 is incorporated herein by reference in its entirety. The Annual Report was filed on March 4, 2003, accession number 0000950130-03-001720.

                        APPENDIX A--SECURITIES RATINGS

                           BOND (AND NOTES) RATINGS

Moody's Investors Service, Inc. ("Moody's")

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's")

   AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is extremely strong under a variety of economic and underwriting conditions.

   AA--Debt rated AA is an excellent financial instrument. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

   Plus (+) or Minus (-): The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   +--Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   *--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

Fitch Inc. ("Fitch")

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                           COMMERCIAL PAPER RATINGS

Moody's

   Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderated reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial changes and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage rations, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitment in a timely manner.

   Fitch's short-term ratings are as follows:

   F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payments of financial commitments. The "+" denotes an exceptionally strong credit feature.

   F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

   F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                 SMITH BARNEY
                               MONEY FUNDS, INC.

                      ANNUAL REPORT  |  DECEMBER 31, 2002

[LOGO]Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed./SM/

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

Dear Shareholder:
   Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Money Funds, Inc. ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team by regularly providing you with these shareholder letters in the future.

   To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

   I am pleased to provide the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

   Sincerely,

/s/ R. Jay Gerken
   R. Jay Gerken
Chairman, President and
Chief Executive Officer

[PHOTO]

R. JAY GERKEN
Chairman, President and Chief Executive Officer



     1 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

                           LETTER FROM THE CHAIRMAN

Performance Review
The chart below shows yields for the seven-day period ended December 31, 2002 for the Cash, Government and Retirement Portfolios ("Portfolio(s)") that make up the Fund.
               Smith Barney Money Funds' Yields (Class A Shares)

            Portfolio  Seven-Day Yield Seven-Day Effective Yield/1/
            ---------  --------------- ---------------------------
            Cash......      0.91%                 0.92%

            Government      0.86                  0.86

            Retirement      0.78                  0.78

Investment Strategies
   Each Portfolio seeks maximum current income and preservation of capital.

Cash and Retirement Portfolios
   The Cash and Retirement Portfolios invest in high-quality, U.S. dollar-denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities/2/ and U.S. and foreign corporate issuers. Each portfolio will invest at least 25% of its assets in obligations of domestic and foreign banks. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


      [PHOTO]


MARTIN R. HANLEY
Vice President and
Investment Officer




[PHOTO]


KEVIN KENNEDY
Vice President and
Investment Officer

--------
1 The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
2 Please note a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.



     2 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

                            LETTER FROM THE MANAGER

Government Portfolio
   The Government Portfolio invests exclusively in U.S. government obligations, including mortgage-backed securities and related repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates. Please note that your investment is neither insured nor guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Manager Market Overview
   Macroeconomic fundamentals such as perceptions of benign inflation, slow economic growth and historically low interest rates, in our view, prompted many investors concerned about equity market volatility to shift their money from equities into fixed-income investment instruments during 2002.

   In contrast to 2001, when the Federal Open Market Committee ("FOMC")/3/ cut the short-term federal funds rate ("fed funds rate")/4/ on 11 occasions to help stimulate economic activity, the FOMC refrained from reducing its target for the rate during the first 10 months of 2002. During this time, amid investors' concerns about reports of fraudulent corporate accounting practices at several high-profile firms and uncertainties about the strength of the U.S. economy, prices of high-grade fixed-income securities, particularly U.S. Treasuries, benefited from "flight-to-quality" buying as investors sought less-volatile investment alternatives.

   As the reporting period advanced, the release of new economic data prompted investors to question the momentum behind an economic recovery. Short-term yields dropped lower in the second half of the calendar year, as it appeared that the U.S. economy would continue to grow at a below-trend pace through the remainder of 2002. In response, on November 6th the FOMC reduced its target for the fed funds rate by half a percentage point to a 40-year low of 1.25%. From our perspective, geopolitical concerns, falling equity prices and the reluctance on the part of corporate America to shift from a cost-cutting to a spending-and-hiring mode reinforced the widespread view among investors that the economic recovery was not coming along as many had anticipated.

--------
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


     3 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

Portfolio Manager Fund Overview
   Supply of investment-grade commercial paper contracted during 2002. Many corporations had less of a need to borrow capital, as they had cut back on business investment and capital expenditures. Still, other firms focused more on liquidity and repairing their financial health as short-term debt was termed out and maturities were extended. In terms of our investment approach given these market considerations, we purchased high-quality bank certificates of deposits, government securities and asset-backed securities. In the government market, especially during the latter part of 2002, we observed an increase in short-dated government agency discount notes to replace maturing medium-dated callable securities.

Portfolio Manager Market Outlook
   As 2003 gets underway, the U.S. economy is facing many obstacles on its course towards establishing a more solid growth path. However, we believe the seeds continue to be sown for what could be a stronger rebound than anticipated toward the latter part of the year. Monetary and fiscal policies are extremely stimulative and selected economic indicators have improved over prior periods (e.g., manufacturing data from the Institute of Supply Management ("ISI") and jobless claims data). Commodity prices have risen quite sharply versus prior periods, and mortgage refinancings continue to be reported at a strong pace, positively impacting consumer balance sheets. We believe these factors bode well for a strong recovery beginning in the middle of 2003. We believe that Fed policy will essentially remain stable over the next several months and that the next move in short-term interest rates may be higher rather than lower. Given that prices of fixed-income securities, particularly those with longer-term maturities, move inversely to interest rates and yields, we believe that in anticipation of a rate hike, the combination of scenarios above could likely lead to a steeper yield curve/5/ (i.e., the gap between yields on fixed-income securities with longer-term maturities versus those on shorter-term issues will likely widen) during the first half of 2003.

Portfolio Manager Fund Outlook
Currently, the short-term yield curve is fairly flat and we do not believe that investing in issues with extended maturities would generate significant rewards for investors. In our view, a series of critical events have added uncertainty to the marketplace, and the potential for war with Iraq is at the forefront. The sooner

--------
5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


     4 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders this issue can be resolved, the more focused investors may become on the economy. Given our aforementioned market outlook, our investment tactics call for maintaining neutral average maturities in the portfolios and seeking issues with extended maturities only when more competitive yields present themselves.

   Thank you for your investment in the Smith Barney Money Funds, Inc. We look forward to continuing to help you meet your investment objectives.

   Sincerely,

/s/ Martin R. Hanley                       /s/ Kevin Kennedy
Martin R. Hanley                              Kevin Kennedy
   Vice President and                         Vice President and
   Investment Officer                         Investment Officer

   January 14, 2003

   The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.


     5 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2002

                                 CASH PORTFOLIO

    FACE                                             ANNUALIZED
   AMOUNT                  SECURITY                    YIELD           VALUE
---------------------------------------------------------------------------------
U.S. AGENCIES AND INSTRUMENTALITIES -- 7.3%
$130,000,000 Federal Home Loan Bank
              mature 1/29/03 to 4/23/03            1.71% to 1.76% $   129,608,233
 578,939,000 Federal Home Loan Mortgage Corp.
              mature 1/2/03 to 4/25/03              1.25 to 2.57      578,243,698
 979,702,000 Federal National Mortgage
              Association
              mature 1/29/03 to 4/30/03             1.25 to 2.61      976,601,584
---------------------------------------------------------------------------------
             TOTAL U.S. AGENCIES AND INSTRUMENTALITIES
             (Cost -- $1,684,453,515)                               1,684,453,515
---------------------------------------------------------------------------------
CORPORATE NOTES -- 0.4%
 100,202,000 Witmer Funding matures 2/4/03
             (Cost -- $100,065,725)                     1.44          100,065,725
---------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.1%
 200,000,000 Links Finance LLC mature 3/27/03 to
              9/30/03+                              1.39 to 1.40      199,991,444
 200,000,000 PACE mature 5/15/03 to 12/15/03+           1.42          200,000,000
 200,000,000 Sigma Finance Inc. mature 7/7/03 to
              7/22/03+                              1.35 to 1.39      199,989,198
 116,000,000 Sparcs Trust matures 6/16/03+              1.58          116,000,000
---------------------------------------------------------------------------------
             TOTAL ASSET-BACKED
             SECURITIES
             (Cost -- $715,980,642)                                   715,980,642
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 43.7%
 125,000,000 Abbey National North America
              mature 2/13/03 to 2/14/03                 1.32          124,801,083
 114,746,000 ABN AMRO Bank N.V.
              mature 1/21/03 to 1/28/03             1.31 to 2.23      114,571,018
 181,533,000 ABSC Capital Corp. mature 1/13/03
              to 3/10/03                            1.37 to 1.52      181,309,932
 190,000,000 Amstel Funding Corp. mature 1/8/03 to
              3/10/03                               1.37 to 1.75      189,663,678
 210,500,000 ANZ Delaware Inc. mature 1/16/03 to
              2/12/03                               1.31 to 1.34      210,269,246
 180,000,000 Aquinas Funding LLC
              mature 1/10/03 to 4/15/03             1.36 to 1.71      179,593,306
 100,000,000 Aspen Funding matures 1/6/03               1.59           99,977,917
  55,000,000 Asset Portfolio Funding matures
              1/17/03                                   1.40           54,965,778
 100,000,000 Banc One Corp. matures 1/10/03             1.71           99,957,500
  50,000,000 Bank of Nova Scotia matures 2/18/03        1.33           49,911,333
  25,000,000 Barclays US Funding matures 3/13/03        1.33           24,934,424
 100,000,000 BNP Paribas Finance Inc. matures
              4/2/03                                    1.33           99,666,333
 271,000,000 CBA Finance Inc. mature 1/6/03 to
              3/20/03                               1.32 to 1.36      270,781,284
  30,000,000 Coca-Cola Co. matures 2/10/03              1.29           29,957,000
 195,050,000 Compass Securitization LLC
              mature 1/21/03 to 3/17/03             1.35 to 1.39      194,726,930
 324,100,000 Danske Corp. mature 1/21/03 to
              3/12/03                               1.31 to 1.77      323,643,605
 250,000,000 Dexia Delaware LLC mature 1/27/03 to
              2/13/03                               1.32 to 1.35      249,644,561
 110,000,000 Edison Asset Securitization
              mature 1/13/03 to 3/3/03              1.33 to 1.71      109,820,767


                      See Notes to Financial Statements.


     6 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                                CASH PORTFOLIO

    FACE                                                ANNUALIZED
   AMOUNT                    SECURITY                     YIELD          VALUE
-----------------------------------------------------------------------------------
COMMERCIAL PAPER -- 43.7% (continued)
$156,266,000 Enterprise Funding Corp.
              mature 1/17/03 to 2/14/03                     1.35%   $   156,155,161
  50,177,000 Erasmus Capital Corp. matures 2/13/03         1.34          50,097,288
 165,000,000 Falcon Asset Securitization Corp.
              mature 1/14/03 to 1/22/03                1.34 to 1.38     164,887,028
 175,000,000 Gemini Securitization Corp.
              mature 1/8/03 to 1/23/03                 1.35 to 1.58     174,884,347
  50,000,000 General Electric Capital Corp. matures
              3/17/03                                      1.33          49,862,500
 108,303,000 Giro Balanced Funding Corp.
              mature 1/10/03 to 1/15/03                1.38 to 1.73     108,254,984
 151,780,000 Giro Multi-Funding Corp.
              mature 1/15/03 to 1/21/03                1.37 to 1.39     151,675,191
 170,000,000 Goldman, Sachs & Co. mature 1/23/03 to
              2/12/03                                  1.32 to 1.76     169,767,442
  50,000,000 Grampian Funding PLC matures
              1/31/03                                      1.39          49,942,083
 321,694,000 HBOS Treasury Service PLC
              mature 1/13/03 to 2/26/03                1.32 to 1.77     321,178,182
 100,000,000 ING US Funding LLC
              mature 1/22/03 to 1/28/03                1.35 to 1.64      99,899,500
  95,895,000 Ivory Funding Corp. mature 1/7/03 to
              2/12/03                                  1.37 to 1.73      95,807,311
 100,000,000 J.P. Morgan Chase & Co. matures
              1/15/03                                      1.71          99,933,889
  51,625,000 Jupiter Securitization Corp. matures
              1/22/03                                      1.39          51,583,141
  95,130,000 Kitty Hawk Inc. mature 1/14/03 to
              2/27/03                                  1.34 to 1.35      95,009,874
 190,069,000 Lake Constance Funding mature 1/10/03 to
              4/8/03                                   1.38 to 1.39     189,713,579
  50,000,000 Links Finance LLC matures 2/13/03             1.35          49,919,972
 274,350,000 Lloyds TSB Bank mature 2/7/03 to
              3/20/03                                  1.30 to 1.64     273,738,745
  50,000,000 Mane Funding Corp. matures 2/4/03             1.39          49,934,361
 100,000,000 Market Street Funding matures 1/10/03         1.35          99,966,250
 120,093,000 Mont Blanc Capital Corp. mature 1/6/03 to
              3/6/03                                   1.34 to 1.71     119,876,853
 350,000,000 Morgan Stanley mature 2/11/03 to
              2/25/03                                  1.32 to 1.35     349,391,514
 100,000,000 Moriarty Ltd. matures 2/14/03                 1.36          99,833,778
 125,000,000 National Australia Funding matures
              1/6/03                                       1.34         124,976,736
 103,540,000 Ness LLC mature 2/3/03 to 2/20/03         1.33 to 1.68     103,376,301
  50,000,000 Nestle Capital Corp. matures 1/24/03          1.62          49,948,569
  50,000,000 Newport Funding matures 1/7/03                1.71          49,985,833
 285,000,000 Nieuw Amsterdam Receivables Corp.
              mature 1/17/03 to 2/21/03                1.36 to 1.40     284,621,847
 395,000,000 Nordea North America, Inc.
              mature 1/16/03 to 3/5/03                 1.32 to 1.35     394,456,191
 256,230,000 Old Line Funding Corp.
              mature 1/6/03 to 2/26/03                 1.33 to 1.38     256,069,884
 150,000,000 Paradigm Funding LLC mature 1/27/03 to
              1/28/03                                  1.36 to 1.37     149,849,291
 125,000,000 Pennine Funding mature 2/11/03 to
              3/4/03                                   1.54 to 1.68     124,707,278
 107,078,000 Perry Global Funding LLC
              mature 2/27/03 to 3/6/03                 1.35 to 1.37     106,833,915


See Notes to Financial Statements.


     7 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                                CASH PORTFOLIO

    FACE                                                        ANNUALIZED
   AMOUNT                        SECURITY                         YIELD           VALUE
--------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 43.7% (continued)
$150,000,000 Polonius Inc. mature 1/10/03 to 1/27/03          1.38% to 1.44% $   149,901,833
 246,260,000 Preferred Receivable Funding
              mature 1/8/03 to 1/31/03                         1.33 to 1.35      246,150,840
 303,942,000 Quincy Capital Corp. mature 1/7/03 to
              1/28/03                                          1.34 to 1.37      303,702,830
  98,323,000 Receivable Capital Corp.
              mature 1/7/03 to 1/16/03                         1.32 to 1.35       98,276,160
 158,350,000 Royal Bank of Canada
              mature 2/5/03 to 2/19/03                         1.31 to 1.76      158,064,567
 310,070,000 Royal Bank of Scotland
              mature 1/6/03 to 2/5/03                          1.33 to 1.36      309,860,281
 154,855,000 Societe Generale N.A. Inc.
              mature 2/3/03 to 3/27/03                         1.32 to 1.77      154,532,164
 100,000,000 Special Purpose Accounts Receviables
              mature 2/10/03 to 2/12/03                            1.37           99,843,972
  50,000,000 Starbird Funding Corp. matures 1/15/03                1.39           49,972,972
 214,576,000 Svenska Handelsbanken
              mature 1/21/03 to 4/17/03                        1.32 to 1.74      214,023,233
 575,000,000 UBS Finance LLC
              mature 2/6/03 to 4/4/03                          1.33 to 1.74      573,751,944
  50,000,000 Unicredito Italiano Delaware matures
              1/27/03                                              1.62           49,941,861
 200,000,000 Variable Funding Capital Corp.
              mature 1/8/03 to 1/23/03                         1.35 to 1.71      199,889,236
 180,000,000 Westpac Capital mature 2/12/03 to
              3/25/03                                          1.31 to 1.36      179,549,217
--------------------------------------------------------------------------------------------
             TOTAL COMMERCIAL PAPER
             (Cost -- $10,111,795,623)                                        10,111,795,623
--------------------------------------------------------------------------------------------
PROMISSORY NOTE -- 1.3%
 300,000,000 Goldman, Sachs & Co. matures 2/24/03
             (Cost -- $300,000,000)                                1.45          300,000,000
--------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES -- 3.4%
 300,000,000 American Express Credit Corp. matures
              4/8/03+                                              1.42          300,000,000
 300,000,000 General Electric Capital Corp. matures 12/17/03+      1.45          300,000,000
 200,000,000 Merrill Lynch & Co., Inc. matures
              4/1/03+                                              1.41          199,995,055
--------------------------------------------------------------------------------------------
             TOTAL MEDIUM-TERM NOTES
             (Cost -- $799,995,055)                                              799,995,055
--------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 2.6%
 602,000,000 Wells Fargo Bank N.A. mature 1/29/03 to 2/27/03
             (Cost -- $602,000,725)                            1.31 to 1.62      602,000,725
--------------------------------------------------------------------------------------------


See Notes to Financial Statements.


     8 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                                CASH PORTFOLIO

    FACE                                               ANNUALIZED
   AMOUNT                   SECURITY                     YIELD          VALUE
----------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 36.0%
$350,000,000 Abbey National PLC mature 2/3/03 to
              2/18/03                                1.32% to 2.73% $  349,964,265
 350,000,000 ABN AMRO Bank N.V.
              mature 2/5/03 to 6/23/03                1.33 to 1.35     349,996,023
 130,000,000 ANZ Banking Group Ltd.
              mature 1/7/03 to 1/17/03                1.53 to 1.73     130,000,423
 485,000,000 Bank of Montreal mature 1/13/03 to
              2/28/03                                 1.31 to 1.70     485,000,000
 290,000,000 Bank of Nova Scotia mature 2/20/03 to
              3/11/03                                 1.30 to 1.34     290,002,706
 577,000,000 Barclays Bank mature 1/13/03 to
              4/11/03                                 1.33 to 2.83     577,013,693
 205,000,000 Bayerische Landesbank mature 1/10/03 to
              2/12/03                                 1.32 to 1.76     205,001,422
 520,000,000 BNP Paribas S.A. mature 1/6/03 to
              4/9/03                                  1.32 to 1.81     520,010,112
 150,000,000 Canadian Imperial Bank Corp.
              matures 4/28/03+                            1.34         149,975,880
 345,000,000 Canadian Imperial Bank of Commerce NY
              mature 1/6/03 to 3/31/03                1.30 to 1.78     345,011,865
 275,000,000 Credit Agricole Indosuez
              mature 1/13/03 to 4/16/03               1.33 to 2.68     274,997,631
 150,000,000 Credit Agricole Indosuez matures
              4/28/03+                                    1.34         149,975,879
 150,000,000 Credit Lyonnais mature 3/11/03 to
              3/18/03                                     1.34         150,003,054
  70,000,000 Danske Bank matures 2/7/03                   1.65          70,005,705
 238,500,000 Deutsche Bank mature 2/5/03 to
              3/10/03                                     1.32         238,500,000
 150,000,000 Dexia Bank mature 1/29/03 to 3/6/03      1.33 to 1.75     150,002,358
 541,000,000 Dresdner Bank mature 1/24/03 to
              4/22/03                                 2.38 to 2.77     540,942,481
 302,000,000 HBOS PLC mature 2/3/03 to 6/23/03        1.33 to 1.70     302,019,276
 335,000,000 Hessische Landesbank Ltd.
              mature 1/29/03 to 3/19/03               1.33 to 1.80     335,025,519
 125,000,000 ING Bank N.V. mature 3/17/03 to
              4/29/03                                     1.75         125,012,937
 340,000,000 Lloyds TSB Bank mature 1/27/03 to
              3/26/03                                 1.31 to 1.70     340,011,046
 220,000,000 Rabobank mature 2/18/03 to 4/10/03       1.32 to 2.75     219,951,649
  64,000,000 Royal Bank of Canada matures 2/3/03          1.68          64,001,164
 309,000,000 Royal Bank of Scotland Group PLC
              mature 1/8/03 to 4/14/03                1.36 to 2.66     309,008,165
 246,000,000 Societe Generale mature 1/15/03 to
              2/12/03                                 1.32 to 2.42     246,004,128
 200,000,000 Societe Generale matures 4/28/03+            1.33         199,967,839
 183,000,000 Svenska Handelsbanken
              mature 1/6/03 to 2/13/03                1.32 to 1.76     183,002,393
 343,000,000 Toronto Dominion mature 1/10/03 to
              2/14/03                                 1.75 to 2.73     342,924,539
 100,000,000 UBS AG matures 2/18/03                       1.30         100,000,000
 200,000,000 Unicredito Italiano S.p.A.
              mature 1/15/03 to 3/19/03               1.34 to 1.72     200,004,029
 400,000,000 Westdeutsche Landesbank
              mature 1/27/03 to 3/17/03               1.32 to 2.28     400,000,000
----------------------------------------------------------------------------------
             TOTAL FOREIGN CERTIFICATES OF DEPOSIT
             (Cost -- $8,343,336,181)                                8,343,336,181
----------------------------------------------------------------------------------


See Notes to Financial Statements.


     9 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                                CASH PORTFOLIO

      FACE                                         ANNUALIZED
     AMOUNT                 SECURITY                 YIELD         VALUE
  ---------------------------------------------------------------------------
  TIME DEPOSITS -- 2.2%
  $302,195,000 Chase Manhattan Bank matures 1/2/03   1.25%    $   302,195,000
   200,000,000 HSBC Bank USA matures 1/2/03          1.25         200,000,000
  ---------------------------------------------------------------------------
               TOTAL TIME DEPOSITS
               (Cost -- $502,195,000)                             502,195,000
  ---------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $23,159,822,466*)                     $23,159,822,466
  ---------------------------------------------------------------------------

+ Variable interest rate -- subject to period change.
* Aggregate cost for Federal income tax purposes is substantially the same.



See Notes to Financial Statements.

    10 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

Schedules of Investments (continued)                           December 31, 2002

                             GOVERNMENT PORTFOLIO

     FACE                                                            ANNUALIZED
    AMOUNT                           SECURITY                          YIELD          VALUE
------------------------------------------------------------------------------------------------
U.S. AGENCIES AND INSTRUMENTALITIES --
 86.8%
$   217,724,000 Federal Farm Credit Bank
                 mature 1/8/03 to 2/18/03                          1.25% to 1.71% $  217,532,403
    761,953,000 Federal Home Loan Bank
                 mature 1/3/03 to 5/15/03                           1.26 to 1.71     762,665,335
    736,591,000 Federal Home Loan Mortgage Corp.
                 mature 1/8/03 to 5/15/03                           1.27 to 2.57     739,087,305
  1,227,563,000 Federal National Mortgage Association
                 mature 1/10/03 to 5/30/03                          1.26 to 2.78   1,226,563,485
     35,000,000 U.S. Treasury Bills matures 5/22/03                     1.24          34,830,702
------------------------------------------------------------------------------------------------
                TOTAL U.S. AGENCIES AND INSTRUMENTALITIES
                (Cost -- $2,980,679,230)                                           2,980,679,230
------------------------------------------------------------------------------------------------
BANK NOTE -- 1.4%
     46,365,000 World Bank matures 2/3/03 (Cost -- $46,310,598)         1.28          46,310,598
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.8%
    200,000,000 Goldman, Sachs & Co., 1.20% due 1/2/03; Proceeds
                 at maturity -- $200,013,333;
                 (Fully collateralized by U.S. Treasury Notes,
                 3.000% to 6.500% due 10/15/06 to 7/15/12;
                 Market value -- $204,000,261)                                       200,000,000
      6,247,000 J.P. Morgan Chase & Co., 1.04% due 1/2/03;
                 Proceeds at maturity -- $6,247,361; (Fully
                 collateralized by U.S. Treasury Bills, 0.000% due
                 1/2/03; Market value -- $6,374,490)                                   6,247,000
    200,000,000 Merrill Lynch & Co., Inc., 1.20% due 1/2/03;
                 Proceeds at maturity -- $200,013,333;
                 (Fully collateralized by various U.S.
                 Government Agency Obligations, 0.000%
                 to 8.410% due 5/14/04 to 9/15/28;
                 Market value -- $204,000,712)                                       200,000,000
------------------------------------------------------------------------------------------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost -- $406,247,000)                                               406,247,000
------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $3,433,236,828*)                                         $3,433,236,828
------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.



See Notes to Financial Statements.

    11 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             RETIREMENT PORTFOLIO

   FACE                                                  ANNUALIZED
  AMOUNT                     SECURITY                      YIELD        VALUE
---------------------------------------------------------------------------------
U.S. AGENCIES AND INSTRUMENTALITIES -- 6.1%
$ 5,000,000 Federal Home Loan Bank matures 4/23/03           1.71%   $  4,973,633
 25,000,000 Federal Home Loan Mortgage Corp.
             mature 1/2/03 to 2/6/03                    1.25 to 1.64   24,980,796
 20,000,000 Federal National Mortgage Association
             mature 3/26/03 to 4/30/03                  1.29 to 1.44   19,919,084
---------------------------------------------------------------------------------
            TOTAL U.S. AGENCIES AND INSTRUMENTALITIES
            (Cost -- $49,873,513)                                      49,873,513
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 45.0%
  5,000,000 Abbey National North America matures
             2/14/03                                        1.32        4,991,933
  5,000,000 ANZ Delaware Inc. matures 1/22/03               1.33        4,996,127
 10,000,000 Aquinas Funding LLC mature 1/10/03 to
             3/5/03                                     1.36 to 1.71    9,986,063
 10,000,000 Banc One Corp. matures 1/9/03                   1.71        9,996,222
  5,000,000 Barclays US Funding matures 3/13/03             1.33        4,986,885
  5,000,000 BNP Paribas Finance Inc. matures 4/2/03         1.33        4,983,317
 20,000,000 CBA Finance Inc. mature 1/14/03 to
             3/18/03                                    1.32 to 1.33   19,978,532
 20,000,000 Danske Corp. matures 1/21/03                    1.75       19,980,611
 15,000,000 Dexia Delaware LLC mature 2/12/03 to
             3/10/03                                        1.32       14,972,133
  5,000,000 Edison Asset Securitization matures 3/3/03      1.33        4,988,817
 10,000,000 Falcon Asset Securitization Corp. matures
             1/21/03                                        1.34        9,992,556
 25,000,000 General Electric Capital Corp.
             mature 1/9/03 to 3/17/03                   1.33 to 1.71   24,961,264
  5,000,000 Giro Multi-Funding Corp. matures 1/21/03        1.39        4,996,139
 20,000,000 Goldman, Sachs & Co. mature 1/23/03 to
             2/12/03                                    1.32 to 1.34   19,972,806
  7,400,000 HBOS Treasury Services PLC
             mature 2/12/03 to 2/13/03                  1.34 to 1.43    7,388,023
 13,680,000 ING US Funding LLC mature 1/22/03 to
             1/31/03                                    1.35 to 1.82   13,666,605
  5,000,000 Kitty Hawk Inc. matures 1/14/03                 1.35        4,997,563
 15,000,000 Lloyds TSB Bank mature 2/7/03 to 3/5/03     1.31 to 1.64   14,971,785
 25,000,000 Morgan Stanley mature 1/15/03 to 2/19/03    1.33 to 1.36   24,962,997
  5,000,000 Moriarty Ltd. matures 2/14/03                   1.36        4,991,689
 30,000,000 Nordea North America, Inc.
             mature 1/16/03 to 2/21/03                  1.32 to 1.35   29,950,438
  7,000,000 Quincy Capital Corp. matures 1/28/03            1.36        6,992,860
 15,000,000 Receivable Capital Corp. matures 1/7/03         1.35       14,996,637
 10,000,000 Royal Bank of Scotland mature 1/6/03 to
             1/22/03                                    1.34 to 1.36    9,995,162
 20,000,000 Societe Generale N.A. Inc. mature 2/3/03 to
             2/18/03                                    1.33 to 1.77   19,967,484
 12,000,000 Svenska Handelsbanken mature 1/21/03 to
             3/27/03                                    1.32 to 1.74   11,977,689
 20,000,000 UBS Finance LLC mature 1/13/03 to
             3/19/03                                        1.35       19,966,839
 25,000,000 Westpac Capital mature 2/12/03 to 3/25/03   1.31 to 1.36   24,940,322
---------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost -- $369,549,498)                                    369,549,498
---------------------------------------------------------------------------------


See Notes to Financial Statements.


    12 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2002

                             RETIREMENT PORTFOLIO

   FACE                                                    ANNUALIZED
  AMOUNT                      SECURITY                       YIELD         VALUE
------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 3.0%
$25,000,000 Wells Fargo Bank N.A. mature 1/30/03 to
            2/27/03
            (Cost -- $24,999,933)                        1.31% to 1.62% $ 24,999,933
------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 42.3%
 10,000,000 Abbey National PLC matures 2/18/03                1.32         9,999,984
 15,000,000 ABN AMRO Bank N.V. mature 2/27/03
             to 3/17/03                                   1.33 to 1.34    15,000,039
 10,000,000 ANZ Banking Group Ltd. mature 1/7/03
             to 1/17/03                                   1.53 to 1.73    10,000,022
 15,000,000 Bank of Montreal mature 1/14/03 to
             2/20/03                                      1.32 to 1.34    15,000,000
 15,000,000 Bank of Nova Scotia mature 3/5/03 to
             3/11/03                                      1.33 to 1.34    15,000,174
 25,000,000 Barclays Bank mature 1/13/03 to 4/10/03       1.33 to 1.73    25,000,768
 15,000,000 Bayerische Landesbank mature 1/21/03 to
             2/12/03                                      1.32 to 1.76    15,000,172
 15,000,000 BNP Paribas S.A. mature 2/18/03 to
             4/9/03                                       1.32 to 1.70    15,000,336
 25,000,000 Canadian Imperial Bank of Commerce
             NY
             mature 2/10/03 to 2/20/03                    1.31 to 1.78    25,003,109
 25,000,000 Credit Agricole Indosuez
             mature 1/13/03 to 2/13/03                    1.33 to 1.77    25,000,094
  5,000,000 Danske Bank matures 2/7/03                        1.65         5,000,408
 15,000,000 Deutsche Bank mature 2/5/03 to 3/10/03            1.32        15,000,000
  5,000,000 Dresdner Bank matures 1/24/03                     2.57         4,999,119
 15,000,000 HBOS PLC mature 2/3/03 to 3/10/03             1.33 to 1.70    15,002,210
 15,000,000 Hessiche Landesbank Ltd.
             mature 1/29/03 to 3/19/03                    1.34 to 1.72    15,000,854
  5,000,000 ING Bank N.V. matures 3/17/03                     1.75         5,000,102
 10,000,000 Lloyds TSB Bank mature 2/14/03 to
             2/18/03                                          1.32        10,000,025
 10,000,000 Rabobank matures 2/18/03                          1.32         9,999,986
 15,000,000 Royal Bank of Canada mature 2/5/03 to
             2/19/03                                      1.31 to 1.76    14,975,306
 15,000,000 Royal Bank of Scotland Group PLC
             mature 1/10/03 to 1/13/03                    1.36 to 1.70    14,999,909
  5,000,000 Societe Generale matures 2/12/03                  1.32         5,000,058
 10,000,000 Svenska Handelsbanken matures 2/13/03             1.32         9,999,973
 17,000,000 Toronto Dominion mature 1/10/03 to
             2/10/03                                      1.75 to 1.76    16,999,505
 20,000,000 Unicredito Italiano S.p.A. mature 1/15/03 to
             3/18/03                                      1.34 to 1.72    20,000,930
 15,000,000 Westdeutsche Landesbank
             mature 2/18/03 to 3/17/03                    1.32 to 1.74    15,000,000
------------------------------------------------------------------------------------
            TOTAL FOREIGN CERTIFICATES OF DEPOSIT
            (Cost -- $346,983,083)                                       346,983,083
------------------------------------------------------------------------------------
TIME DEPOSIT -- 3.6%
 29,488,000 Chase Manhattan Bank matures 1/2/03
            (Cost -- $29,488,000)                             1.25        29,488,000
------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $820,894,027*)                                     $820,894,027
------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.



See Notes to Financial Statements.


    13 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2002


                                            Cash         Government    Retirement
                                          Portfolio      Portfolio     Portfolio
ASSETS:...............................
  Investments, at amortized cost...... $23,159,822,466 $3,433,236,828 $820,894,027
  Cash................................              71            167          903
  Interest receivable.................      43,902,159      3,960,706    1,036,019
  Deferred compensation...............         330,535         48,471       16,945
---------------------------------------------------------------------------------
  Total Assets                          23,204,055,231  3,437,246,172  821,947,894
---------------------------------------------------------------------------------
LIABILITIES:..........................
  Management fees payable.............       8,198,752      1,290,427      318,720
  Distribution fees payable...........         765,543        112,664       27,240
  Deferred compensation payable.......         330,535         48,471       16,945
  Dividends payable...................          73,706          6,849          452
  Payable for securities purchased....              --     49,981,000           --
  Accrued expenses....................      10,388,811        813,381      107,159
---------------------------------------------------------------------------------
  Total Liabilities                         19,757,347     52,252,792      470,516
---------------------------------------------------------------------------------
Total Net Assets                       $23,184,297,884 $3,384,993,380 $821,477,378
---------------------------------------------------------------------------------
NET ASSETS:...........................
  Par value of capital shares.........
  (50,000,000,000,....................
  10,000,000,000 and..................
  5,000,000,000 shares................
  authorized, respectively;...........
  par value $0.01 per share).......... $   231,842,979 $   33,849,934 $  8,214,776
  Capital paid in excess of par value.  22,952,454,905  3,351,143,446  813,262,602
---------------------------------------------------------------------------------
Total Net Assets                       $23,184,297,884 $3,384,993,380 $821,477,378
---------------------------------------------------------------------------------
Shares Outstanding:
  Class A.............................  22,746,817,145  3,383,072,706  821,477,619
  Class L.............................         347,166        131,427           --
  Class Y.............................      63,400,920      1,789,247           --
  Class Z.............................     373,732,643             --           --
Net Asset Value, per class                       $1.00          $1.00        $1.00
---------------------------------------------------------------------------------


See Notes to Financial Statements.


    14 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

Statements of Operations                    For the Year Ended December 31, 2002

                                             Cash      Government  Retirement
                                           Portfolio   Portfolio   Portfolio
 INVESTMENT INCOME:......................
   Interest.............................. $515,271,952 $68,666,193 $16,030,196
 ----------------------------------------------------------------------------
 EXPENSES:...............................
   Management fees (Note 3)..............  108,717,599  16,324,462   3,987,026
   Shareholder and system servicing fees.   29,986,338   2,381,059   1,118,834
   Distribution fees (Note 3)............   26,754,461   3,747,976     886,006
   Custody...............................    1,169,523     176,958      59,966
   Shareholder communications............      516,422      30,646      27,149
   Registration fees.....................      353,506     164,309      70,081
   Directors' fees.......................      175,650      33,091      10,130
   Audit and legal.......................       74,262      85,779      33,455
   Other.................................      188,264      49,286      13,006
 ----------------------------------------------------------------------------
   Total Expenses                          167,936,025  22,993,566   6,205,653
 ----------------------------------------------------------------------------
 Net Investment Income                     347,335,927  45,672,627   9,824,543
 ----------------------------------------------------------------------------
 Net Realized Gain From
  Security Transactions                         42,844      51,600          --
 ----------------------------------------------------------------------------
 Increase in Net Assets From Operations   $347,378,771 $45,724,227 $ 9,824,543
 ----------------------------------------------------------------------------


See Notes to Financial Statements.

    15 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


                                          For the Years Ended December 31,

Cash Portfolio                                   2002               2001
-------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.................. $     347,335,927  $   1,624,422,261
  Net realized gain......................            42,844            704,230
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations.       347,378,771      1,625,126,491
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 (NOTE 2)                                      (347,378,771)    (1,634,065,600)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):........
  Net proceeds from sale of shares.......    91,261,777,742    127,804,359,155
  Net asset value of shares issued
   for reinvestment of dividends.........       336,979,727      1,766,422,796
  Cost of shares reacquired..............  (100,599,025,378)  (152,512,634,312)
-------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share
   Transactions                              (9,000,267,909)   (22,941,852,361)
-------------------------------------------------------------------------------
Decrease in Net Assets                       (9,000,267,909)   (22,950,791,470)
NET ASSETS:
  Beginning of year......................    32,184,565,793     55,135,357,263
-------------------------------------------------------------------------------
  End of year............................ $  23,184,297,884  $  32,184,565,793
-------------------------------------------------------------------------------


See Notes to Financial Statements.


    16 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

                                               For the Years Ended December 31,

 Government Portfolio                            2002              2001
 -----------------------------------------------------------------------------
 OPERATIONS:
   Net investment income.................. $     45,672,627  $    187,016,176
   Net realized gain......................           51,600            51,979
 -----------------------------------------------------------------------------
   Increase in Net Assets From Operations.       45,724,227       187,068,155
 -----------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
  (NOTE 2)                                      (45,724,227)     (187,084,112)
 -----------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 6):........
   Net proceeds from sale of shares.......   11,059,499,198    13,693,535,580
 Net asset value of shares issued
  for reinvestment of dividends                  44,636,094       201,616,247
   Cost of shares reacquired..............  (11,970,131,557)  (15,422,940,350)
 -----------------------------------------------------------------------------
   Decrease in Net Assets From Fund
    Share Transactions....................     (865,996,265)   (1,527,788,523)
 -----------------------------------------------------------------------------
 Decrease in Net Assets...................     (865,996,265)   (1,527,804,480)
 NET ASSETS:
   Beginning of year......................    4,250,989,645     5,778,794,125
 -----------------------------------------------------------------------------
   End of year............................ $  3,384,993,380  $  4,250,989,645
 -----------------------------------------------------------------------------


See Notes to Financial Statements.

    17 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

                                               For the Years Ended December 31,

Retirement Portfolio                                         2002             2001
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................... $     9,824,543  $    50,360,307
  Net realized gain...................................              --               --
----------------------------------------------------------------------------------------
  Increase in Net Assets From Operations..............       9,824,543       50,360,307
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE
 2)                                                         (9,824,784)     (50,360,307)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares....................   1,232,035,532    1,752,775,577
  Net asset value of shares issued
   for reinvestment of dividends......................       9,633,186       55,463,091
  Cost of shares reacquired...........................  (1,409,776,412)  (2,700,194,529)
----------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions     (168,107,694)    (891,955,861)
----------------------------------------------------------------------------------------
Decrease in Net Assets                                    (168,107,935)    (891,955,861)
NET ASSETS:
  Beginning of year...................................     989,585,313    1,881,541,174
----------------------------------------------------------------------------------------
  End of year......................................... $   821,477,378  $   989,585,313
----------------------------------------------------------------------------------------


See Notes to Financial Statements.


    18 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

   Smith Barney Money Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of three separate investment portfolios ("Portfolios"): the Cash Portfolio, the Government Portfolio and the Retirement Portfolio.

   The significant accounting policies consistently followed by the Fund are:
(a) transactions in money market instruments and U.S. government obligations are accounted for on trade date; (b) the Fund uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium approximates value; (c) interest income is recorded on the accrual basis; (d) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to be relieved from substantially all Federal income and excise taxes; and (g) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

   Each Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in each respective Portfolio's shares on the payable date.

3. Management Agreement and Other Transactions

   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings, Inc. which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. As compensation for its services, each Portfolio pays SBFM a daily fee calculated at the following rates: Cash Portfolio: 0.45% on the first $6.0 billion of average daily net assets, 0.425% on the next $6.0 billion, 0.40% on the next $6.0 billion and 0.35% on the average daily net assets in excess of $18.0 billion; Goverment
Portfolio: 0.45% on the first $2.5 billion of the average daily net assets, 0.40% on the next $2.5


    19 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders billion and 0.35% on average daily net assets in excess of $5.0 billion; and Retirement Portfolio: 0.45% on the first $1.0 billion of average daily net assets, 0.40% on the next $1.0 billion and 0.35% on average daily net assets in excess of $2.0 billion. These fees are calculated daily and paid monthly.

   Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the year ended December 31, 2002, the Fund paid transfer agent fees of $18,484,586, $1,280,903 and $1,060,714 for the Cash, Government and
Retirement Portfolios, respectively, to CTB.

   Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

   Pursuant to a Distribution Plan, each Portfolio makes payments to SSB for assistance in distributing Class A and L shares calculated at an annual rate of 0.10% of average daily net assets of each class, respectively.

For the year ended December 31, 2002, total Distribution Plan fees incurred were:

          Portfolio                                  Class A   Class L
          ------------------------------------------------------------
          Cash.................................... $26,754,151    $310
          ------------------------------------------------------------
          Government..............................   3,747,887      89
          ------------------------------------------------------------
          Retirement..............................     886,006      --
          -----------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Repurchase Agreements

   The Fund purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


    20 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

5. Income Tax Information and Distributions to Shareholders

   At December 31, 2002, the tax basis components of distributable earnings were:

                                         Cash     Government Retirement
                                       Portfolio  Portfolio  Portfolio
         Undistributed ordinary income $1,519,103  $259,927   $22,145
         --------------------------------------------------------------

   The tax character of distributions paid during the year ended December 31, 2002 were:

                           Cash      Government  Retirement
                         Portfolio   Portfolio   Portfolio
Ordinary income........ $347,378,771 $45,724,227 $9,824,784
Long term capital gains           --          --         --
-----------------------------------------------------------
Total.................. $347,378,771 $45,724,227 $9,824,784
-----------------------------------------------------------

6. Capital Shares

   The Fund offers multiple classes of shares within the Cash and Government Portfolios. Class A and Class Y shares can be purchased directly by investors; Class L and Class Z shares can only be purchased by participants in the Smith Barney 401(k) Program.


    21 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

   Transactions in shares of each Portfolio were as follows:

                                        Year Ended        Year Ended
       Cash Portfolio                December 31, 2002 December 31, 2001
       -----------------------------------------------------------------
       Class A
       Shares sold..................   90,760,175,185   126,740,478,908
       Shares issued on reinvestment      330,807,374     1,752,966,829
       Shares reacquired............ (100,060,391,471) (151,701,473,737)
       -----------------------------------------------------------------
       Net Decrease.................   (8,969,408,912)  (23,208,028,000)
       -----------------------------------------------------------------
       Class L
       Shares sold..................           88,366           279,006
       Shares issued on reinvestment            3,944            10,676
       Shares reacquired............          (49,149)         (177,835)
       -----------------------------------------------------------------
       Net Increase.................           43,161           111,847
       -----------------------------------------------------------------
       Class Y
       Shares sold..................      168,716,757       681,334,489
       Shares issued on reinvestment          524,759         2,422,747
       Shares reacquired............     (166,022,311)     (648,806,314)
       -----------------------------------------------------------------
       Net Increase.................        3,219,205        34,950,922
       -----------------------------------------------------------------
       Class Z
       Shares sold..................      332,797,434       382,266,752
       Shares issued on reinvestment        5,643,650        11,022,544
       Shares reacquired............     (372,562,447)     (162,176,426)
       -----------------------------------------------------------------
       Net Increase (Decrease)......      (34,121,363)      231,112,870
       -----------------------------------------------------------------


    22 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

                                        Year Ended        Year Ended
       Government Portfolio          December 31, 2002 December 31, 2001
       -----------------------------------------------------------------
       Class A
       Shares sold..................   11,000,216,447    13,610,926,974
       Shares issued on reinvestment       44,356,635       200,674,158
       Shares reacquired............  (11,890,947,145)  (15,340,445,232)
       -----------------------------------------------------------------
       Net Decrease.................     (846,374,063)   (1,528,844,100)
       -----------------------------------------------------------------
       Class L
       Shares sold..................           42,696            19,536
       Shares issued on reinvestment            1,372             5,059
       Shares reacquired............          (35,623)          (23,084)
       -----------------------------------------------------------------
       Net Increase.................            8,445             1,511
       -----------------------------------------------------------------
       Class Y
       Shares sold..................       59,240,055        82,589,070
       Shares issued on reinvestment          278,087           937,030
       Shares reacquired............      (79,148,789)      (82,472,034)
       -----------------------------------------------------------------
       Net Increase (Decrease)......      (19,630,647)        1,054,066
       -----------------------------------------------------------------

       Retirement Portfolio
       -----------------------------------------------------------------
       Class A
       Shares sold..................    1,232,035,532     1,752,775,577
       Shares issued on reinvestment        9,633,186        55,463,091
       Shares reacquired............   (1,409,776,412)   (2,700,194,529)
       -----------------------------------------------------------------
       Net Decrease.................     (168,107,694)     (891,955,861)
       -----------------------------------------------------------------

    23 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                   Class A Shares
                                      ---------------------------------------
 Cash Portfolio                        2002    2001    2000    1999     1998
 ------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year..  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Net investment income...............  0.013   0.037   0.058   0.046    0.050
 Dividends from net investment income (0.013) (0.037) (0.058) (0.046)  (0.050)
 ------------------------------------------------------------------------------
 Net Asset Value, End of Year........  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Total Return........................   1.28%   3.78%   5.98%   4.73%    5.07%
 ------------------------------------------------------------------------------
 Net Assets, End of Year (billions)..    $23     $32     $55     $45      $40
 ------------------------------------------------------------------------------
 Ratios to Average Net Assets:.......
   Expenses/(1)/                        0.62%   0.59%   0.57%   0.62%    0.63%
   Net investment income                1.27    3.93    5.84    4.63     4.95
 ------------------------------------------------------------------------------
                                                   Class L Shares
                                      ---------------------------------------
 Cash Portfolio                        2002    2001    2000    1999   1998/(2)/
 ------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year..  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Net investment income                 0.013   0.037   0.058   0.047    0.050
 Dividends from net investment income (0.013) (0.037) (0.058) (0.047)  (0.050)
 ------------------------------------------------------------------------------
 Net Asset Value, End of Year........  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Total Return........................   1.29%   3.81%   6.01%   4.78%    5.12%
 ------------------------------------------------------------------------------
 Net Assets, End of Year (000s)......   $347    $304    $193    $582     $412
 ------------------------------------------------------------------------------
 Ratios to Average Net Assets:.......
   Expenses/(1)/                        0.61%   0.56%   0.54%   0.57%    0.59%
   Net investment income                1.28    3.53    5.58    4.70     5.07
 ------------------------------------------------------------------------------
                                                   Class Y Shares
                                      ---------------------------------------
 Cash Portfolio                        2002    2001    2000    1999     1998
 ------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year..  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Net investment income                 0.014   0.039   0.060   0.048    0.052
 Dividends from net investment income (0.014) (0.039) (0.060) (0.048)  (0.052)
 ------------------------------------------------------------------------------
 Net Asset Value, End of Year........  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Total Return........................   1.45%   3.94%   6.17%   4.91%    5.29%
 ------------------------------------------------------------------------------
 Net Assets, End of Year (millions)..    $63     $60     $25     $67     $159
 ------------------------------------------------------------------------------
 Ratios to Average Net Assets:.......
   Expenses/(1)/.....................   0.45%   0.40%   0.38%   0.42%    0.42%
   Net investment income.............   1.44    3.96    5.92    4.76     5.17
 ------------------------------------------------------------------------------

(1) As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%.
(2) On June 12, 1998, Class C shares were renamed Class L shares.

    24 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                   Class Z Shares
                                      ---------------------------------------
 Cash Portfolio                        2002    2001    2000    1999     1998
 ------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year..  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Net investment income                 0.014   0.039   0.060   0.048    0.052
 Dividends from net investment income (0.014) (0.039) (0.060) (0.048)  (0.052)
 ------------------------------------------------------------------------------
 Net Asset Value, End of Year........  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Total Return........................   1.45%   3.96%   6.17%   4.91%    5.29%
 ------------------------------------------------------------------------------
 Net Assets, End of Year (millions)..   $374    $408    $177    $128       $2
 ------------------------------------------------------------------------------
 Ratios to Average Net Assets:.......
   Expenses/(1)/.....................   0.45%   0.40%   0.38%   0.41%    0.43%
   Net investment income.............   1.45    3.48    6.02    4.86     5.21
 ------------------------------------------------------------------------------
                                                   Class A Shares
                                      ----------------------------------------
 Government Portfolio                  2002    2001    2000    1999     1998
 ------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year..  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Net investment income                 0.012   0.036   0.057   0.045    0.049
 Dividends from net investment income (0.012) (0.036) (0.057) (0.045)  (0.049)
 ------------------------------------------------------------------------------
 Net Asset Value, End of Year........  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Total Return........................   1.22%   3.67%   5.85%   4.60%    5.00%
 ------------------------------------------------------------------------------
 Net Assets, End of Year (billions)..     $3      $4      $6      $5       $5
 ------------------------------------------------------------------------------
 Ratios to Average Net Assets:.......
   Expenses/(1)/.....................   0.61%   0.56%   0.59%   0.61%    0.60%
   Net investment income.............   1.21    3.74    5.71    4.50     4.88
 ------------------------------------------------------------------------------
                                                   Class L Shares
                                      ---------------------------------------
 Government Portfolio                  2002    2001    2000    1999   1998/(2)/
 ------------------------------------------------------------------------------
 Net Asset Value, Beginning of Year..  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Net investment income                 0.012   0.036   0.057   0.045    0.049
 Dividends from net investment income (0.012) (0.036) (0.057) (0.045)  (0.049)
 ------------------------------------------------------------------------------
 Net Asset Value, End of Year........  $1.00   $1.00   $1.00   $1.00    $1.00
 ------------------------------------------------------------------------------
 Total Return........................   1.21%   3.68%   5.87%   4.62%    5.01%
 ------------------------------------------------------------------------------
 Net Assets, End of Year (000s)......   $131    $123    $121    $113     $206
 ------------------------------------------------------------------------------
 Ratios to Average Net Assets:.......
   Expenses/(1)/.....................   0.61%   0.63%   0.58%   0.59%    0.59%
   Net investment income.............   1.21    3.53    5.70    4.47     4.94
 ------------------------------------------------------------------------------

(1) As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.

    25 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                   Class Y Shares
                                       --------------------------------------
  Government Portfolio                  2002    2001    2000    1999    1998
  ----------------------------------------------------------------------------
  Net Asset Value, Beginning of Year..  $1.00   $1.00   $1.00   $1.00   $1.00
  ----------------------------------------------------------------------------
  Net investment income                 0.013   0.037   0.058   0.047   0.050
  Dividends from net investment income (0.013) (0.037) (0.058) (0.047) (0.050)
  ----------------------------------------------------------------------------
  Net Asset Value, End of Year........  $1.00   $1.00   $1.00   $1.00   $1.00
  ----------------------------------------------------------------------------
  Total Return........................   1.35%   3.78%   6.02%   4.78%   5.13%
  ----------------------------------------------------------------------------
  Net Assets, End of Year (millions)..     $2     $21     $20      $8      $4
  ----------------------------------------------------------------------------
  Ratios to Average Net Assets:.......
    Expenses/(1)/.....................   0.48%   0.44%   0.44%   0.45%   0.48%
    Net investment income.............   1.38    3.69    5.85    4.64    5.06
  ----------------------------------------------------------------------------
                                                   Class A Shares
                                       --------------------------------------
  Retirement Portfolio                  2002    2001    2000    1999    1998
  ----------------------------------------------------------------------------
  Net Asset Value, Beginning of Year..  $1.00   $1.00   $1.00   $1.00   $1.00
  ----------------------------------------------------------------------------
  Net investment income/(2)/            0.011   0.035   0.057   0.046   0.049
  Dividends from net investment income (0.011) (0.035) (0.057) (0.046) (0.049)
  ----------------------------------------------------------------------------
  Net Asset Value, End of Year........  $1.00   $1.00   $1.00   $1.00   $1.00
  ----------------------------------------------------------------------------
  Total Return........................   1.11%   3.60%   5.89%   4.65%   5.04%
  ----------------------------------------------------------------------------
  Net Assets, End of Year (millions)..   $821    $990  $1,882  $1,704  $1,682
  ----------------------------------------------------------------------------
  Ratios to Average Net Assets:.......
    Expenses/(1)(2)/..................   0.70%   0.69%   0.68%   0.69%   0.70%
    Net investment income.............   1.11    3.78    5.74    4.55    4.92
  ----------------------------------------------------------------------------

(1) As a result of a voluntary expense limitation, expense ratios will not exceed 0.70%.
(2) The investment manager has waived a portion of its management fees for the years ended December 31, 1999 and December 31, 1998. If such fees were not waived, the per share decrease on net investment income and the actual expense ratio would have been as follows:

                      Per Share Decreases to   Expense Ratio
                      Net Investment Income  Without Fee Waiver
                      ---------------------- -----------------
                 1999        $0.0001                0.71%
                 1998         0.0002                0.72


    26 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Directors of The Smith Barney Money Funds,
Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Smith Barney Money Funds, Inc. (comprised of the Cash, Government and Retirement Portfolios) ("Fund") as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fund as of December 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ KPMG LLP

   New York, New York
   February 12, 2003


    27 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Smith Barney Money Funds, Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                Number of
                                                                                Portfolios
                                         Term                                    in Fund
                                      of Office*           Principal             Complex       Other
                          Position(s) and Length         Occupation(s)           Overseen  Directorships
                           Held with   of Time              During                  By        Held by
Name, Address and Age        Fund       Served          Past Five Years          Director    Director
--------------------------------------------------------------------------------------------------------
Non-Interested Directors:
Lee Abraham                Director     Since    Retired; Former Chairman           28        Signet
13732 LeHavre Drive                      1999    and CEO of Associated                         Group
Frenchman's Creek                                Merchandising Corp., a                         PLC
Palm Beach Gardens, FL                           major retail merchandising
33410                                            organization. Former
Age 75                                           Director of Galey & Lord,
                                                 Liz Claiborne, R.G. Barry
                                                 Corporation
Allan J. Bloostein         Director     Since    President of Allan Bloostein       35        Taubman
27 West 67th Street                      1999    Associates, a consulting firm.               Centers
Apt. 5FW                                         Former Director of CVS                        Inc.
New York, NY 10023                               Corporation
Age 72
Jane F. Dasher             Director     Since    Controller of PBK                  28         None
Korsant Partners                         1999    Holdings Inc., a family
283 Greenwich Avenue                             investment company
3rd Floor
Greenwich, CT 06830
Age 53
Donald R. Foley            Director     Since    Retired                            19         None
3668 Freshwater Drive                    1982
Jupiter, FL 33477
Age 80
Richard E. Hanson, Jr.     Director     Since    Retired; Former Head of the        28         None
2751 Vermont Route 140                   1999    New Atlanta Jewish
Poultney, VT 05764                               Community High School
Age 61


    28 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

                                                                             Number of
                                                                             Portfolios
                                        Term                                  in Fund
                                     of Office*          Principal            Complex       Other
                       Position(s)   and Length        Occupation(s)          Overseen  Directorships
                        Held with     of Time             During                 By        Held by
Name, Address and Age     Fund         Served         Past Five Years         Director    Director
-----------------------------------------------------------------------------------------------------
Dr. Paul Hardin       Director         Since    Professor of Law &               36         None
12083 Morehead                          1994    Chancellor Emeritus at the
Chapel Hill, NC                                 University of North Carolina
27514-8426
Age 71

Roderick C. Rasmussen Director         Since    Investment Counselor             28         None
9 Cadence Court                         1982
Morristown, NJ 07960
Age 76

John P. Toolan        Director         Since    Retired                          28         John
7202 Southeast Golf                     1992                                               Hancock
Ridge Way                                                                                   Funds
Hobe Sound, FL 33455
Age 72

Interested Director:
R. Jay Gerken**       Chairman,        Since    Managing Director of            227         None
SSB                   President and     2002    Salomon Smith Barney Inc.
399 Park Avenue       Chief                     ("SSB"); Chairman,
4th Floor             Executive                 President and Chief
New York, NY 10022    Officer                   Executive Officer of Smith
Age 51                                          Barney Fund Management
                                                LLC ("SBFM"), Travelers
                                                Investment Adviser, Inc.
                                                (''TIA") and Citi Fund
                                                Management Inc.

Officers:

Lewis E. Daidone      Senior Vice      Since    Managing Director of SSB;       N/A        N/A
SSB                   President and     1990    formerly Chief Financial
125 Broad Street      Chief                     Officer and Treasurer of
11th Floor            Administrative            mutual funds affiliated with
New York, NY 10004    Officer                   Citigroup Inc.; Director and
Age 45                                          Senior Vice President of
                                                SBFM and TIA


    29 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

                                                                                Number of
                                                                                Portfolios
                                          Term                                   in Fund
                                       of Office*           Principal            Complex       Other
                          Position(s)  and Length         Occupation(s)          Overseen  Directorships
                           Held with    of Time              During                 By        Held by
Name, Address and Age        Fund        Served          Past Five Years         Director    Director
--------------------------------------------------------------------------------------------------------

Richard L. Peteka        Chief           Since    Director and Head of Internal    N/A          N/A
SSB                      Financial        2002    Control for Citigroup Asset
125 Broad Street         Officer and              Management ("CAM") U.S.
11th Floor               Treasurer                Mutual Fund Administration
New York, NY 10004                                from 1999-2002; Vice
Age 41                                            President, Head of Mutual
                                                  Fund Administration and
                                                  Treasurer at Oppenheimer
                                                  Capital from 1996-1999

Martin R. Hanley         Vice            Since    Portfolio Manager                N/A          N/A
SSB                      President and    1993
399 Park Avenue          Investment
4th Floor                Officer
New York, NY 10022
Age 35

Kevin Kennedy            Vice            Since    Portfolio Manager                N/A          N/A
CAM                      President and    2001
399 Park Avenue          Investment
4th Floor                Officer
New York, NY 10022
Age 48

Kaprel Ozsolak           Controller      Since    Vice President of SSB            N/A          N/A
SSB                                       2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor       Secretary       Since    Managing Director of SSB;        N/A          N/A
SSB                                       1987    General Counsel and
300 First Stamford Place                          Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------
 * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.


    30 Smith Barney Money Funds, Inc. | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)



   For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2002:

   Percentage of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                     . Cash Portfolio                2.00%
                     . Government Portfolio         38.78
                     . Retirement Portfolio          1.45


  31   Smith Barney Money Funds, Inc.   |  2002 Annual Report to Shareholders

 SMITH BARNEY
 MONEY FUNDS, INC.


DIRECTORS                INVESTMENT MANAGER
Lee Abraham              Smith Barney Fund
Allan J. Bloostein         Management LLC
Jane F. Dasher
Donald R. Foley          DISTRIBUTORS
R. Jay Gerken, Chairman  Salomon Smith Barney Inc.
Richard E. Hanson, Jr.   PFS Distributors, Inc.
Dr. Paul Hardin
Roderick C. Rasmussen    CUSTODIAN
John P. Toolan           State Street Bank and
                           Trust Company
OFFICERS
R. Jay Gerken            TRANSFER AGENT
President and            Citicorp Trust Bank, fsb.
Chief Executive Officer  125 Broad Street, 11th Floor
                         New York, New York 10004
Lewis E. Daidone
Senior Vice President    SUB-TRANSFER AGENTS
and Chief Administrative PFPC Global Fund Services
Officer                  P.O. Box 9699
                         Providence, Rhode Island
Richard L. Peteka        02940-9699
Chief Financial Officer
and Treasurer            Primerica Shareholder Services
                         P.O. Box 9662
Martin R. Hanley         Providence, Rhode Island
Vice President and       02940-9662
Investment Officer

Kevin Kennedy
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Smith Barney Money Funds, Inc.




  This report is submitted for general information of the shareholders of Smith Barney Money Funds, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus which gives details about changes, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MONEY FUNDS, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

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 FD0858 2/03                                                            03-4456